Oppenheimer

Main Street Fund®

Prospectus dated December 28, 2007

Oppenheimer Main Street Fund® is a mutual fund that seeks high total return. It emphasizes investments in common stocks based on analysis using multi-factor quantitative models.

This prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offence to represent otherwise.

CONTENTS
ABOUT THE FUND
3	The Fund’s Investment Objective and Principal Investment Strategies
4	Main Risks of Investing in the Fund
5	The Fund’s Past Performance
6	Fees and Expenses of the Fund
8	About the Fund’s Investments
14	How the Fund is Managed
ABOUT YOUR ACCOUNT
16	About Your Account
17	Choosing a Share Class
23	The Price of Fund Shares
26	How to Buy, Sell and Exchange Shares
38	Dividends, Capital Gains and Taxes
40	Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks high total return.

THE FUND'S MAIN INVESTMENT STRATEGIES. The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges based on analysis using multi-factor quantitative models. The Fund currently focuses on larger capitalization issuers.

HOW THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL. In selecting securities to buy or sell for the Fund, the Fund's portfolio managers use an investment process that uses multi-factor quantitative models to rank more than 3,000 stocks on a daily basis. While the process may change over time or vary in particular cases, in general the selection process currently uses:

Multi-factor quantitative models: The Fund uses both "top down" and "bottom up" quantitative models.

  The "top down" market capitalization model seeks to predict the future market direction of the capitalization environment. The portfolio managers divide the domestic equity market into five market-capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors' risk tolerance.

  The "bottom up" stock selection models seek to rank securities within each capitalization range in order of attractiveness. Over a hundred company-specific factors are analyzed in constructing the "bottom up" models, including valuation, profitability, quality, momentum, volatility and special effects. Different models are used for each of the different market capitalization segments. The Fund also uses two seasonal models to capture seasonal effects.

Portfolio Construction: The portfolio is then constructed and continuously monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The Fund aims to maintain a broadly diversified portfolio that limits idiosyncratic company-specific risks and is scalable, efficient and adaptable.

What are “Larger Capitalization” Issuers?
The Fund considers companies with assets in the top 70% of U.S.  companies to be “largercapitalization” (or “larger-cap”) issuers.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking high total return. Those investors should be willing to assume the risks described below. Because of its focus on long-term growth, the Fund may be more appropriate for investors with longer term investment goals. The Fund is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Main Risks of Investing in the Fund

All investments have some degree of risk. The value of the Fund's shares fluctuates as the value of the Fund's investments changes, and may decline. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause the Fund to underperform other funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stocks. Stocks fluctuate in price, and may experience great short-term volatility. Because the Fund invests in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

A variety of factors can affect the price of a particular company's stock and the prices of individual stocks generally do not all move in the same direction at the same time. These factors may include: poor earnings reports, a loss of customers, litigation against the company, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or sector. To the extent that the Fund increases its emphasis on stocks in a particular industry, the value of its investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

There is no assurance that the Fund will achieve its investment objective. In the OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in both stocks and bonds or in investment grade debt securities but may be less volatile than aggressive growth, small-cap or emerging markets stock funds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the yearly performance of the Fund's Class A shares for the last 10 calendar years.

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 22.06% (4th Qtr. 1998) and the lowest return before taxes for a calendar quarter was -16.50% (3rd Qtr. 2002). For the period from 1/1/07 to 9/30/07 the cumulative return (not annualized) before taxes was 10.06%.

The table shows the average annual total returns of each class of the Fund's shares before taxes compared to a broad-based market index. After-tax returns are also shown for Class A shares. They are calculated using the highest individual federal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. After-tax returns will vary for the other share classes and are not relevant to investors who hold their shares through tax-deferred or tax-exempt arrangements (for example individual retirement accounts, 401(k) plans, 529 plans or tax-exempt institutional investors). The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the periods ended December 31, 2006	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 2/3/88)
Return Before Taxes	8.31%	5.08%	6.96%
Return After Taxes on Distributions	7.54%	4.79%	6.05%
Return After Taxes on Distributions and Sale of Fund Shares	6.39%	4.32%	5.71%
Class B Shares (inception 10/3/94)	9.03%	5.16%	7.12%
Class C Shares (inception 12/1/93)	13.04%	5.53%	6.79%
Class N Shares (inception 3/1/01)	13.56%	6.02%	4.16%
Class Y Shares (inception 11/1/96)	15.38%	6.66%	7.88%
S&P 500 ® Index (reflects no deduction for fees, expenses or taxes)	15.78%	6.19%	8.42% 4.10%

The average annual total returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of U.S. equity securities. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The calculation of the Fund's performance reflects the following sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% for the "1 Year" period and 2% for the "5 Years" period; and for Class C and Class N, the 1% contingent deferred sales charge for the "1 Year" period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the Class B "10 Year" performance does not include any contingent deferred sales charge and is based on the Class A performance for the period after 72 months.
[1]	From 2/28/01

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholders pay certain expenses directly, such as sales charges. The Fund pays other expenses for management of its assets, administration, distribution of its shares and other services. Since those expenses are paid from the Fund's assets, all shareholders pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended August 31, 2007. Expenses may vary in future years.

Shareholder Fees (charges paid directly from your investment):
Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None [1]	5% [2]	1% [3]	1% [4]	None
Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	0.46%	0.46%	0.46%	0.46%	0.46%
Disribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.50%	n/a
Other Expenses [5]	0.19%	0.19%	0.18%	0.21%	0.02%
Total Annual Operating Expenses	0.89%	1.65%	1.64%	1.17%	0.48%

1. A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See "How to Buy Shares" for details. 2. Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that. 3. Applies to shares redeemed within 12 months of purchase.A 4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares. 5. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended August 31, 2007, the transfer agent fees did not exceed that expense limitation.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's expenses will vary over time, however, and your actual costs may be higher or lower.

The first example assumes that you redeem all of your shares at the end of the periods. The second example assumes that you keep your shares. Based on these assumptions your expenses would be as follows:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$661	$844	$1,042	$1,613
Class B Shares	$669	$825	$1,104	$1,629*
Class C Shares	$268	$521	$899	$1,959
Class N Shares	$220	$374	$647	$1,429
Class Y Shares	$49	$154	$269	$605
If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$661	$844	$1,042	$1,613
Class B Shares	$169	$525	$904	$1,576*
Class C Shares	$168	$521	$899	$1,959
Class N Shares	$120	$374	$647	$1,429
Class Y Shares	$49	$154	$269	$605

In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include contingent deferred sales charges. There is no sales charge on Class Y shares.

* Since Class B shares automatically convert to Class A shares 72 months after purchase, the Class B expenses for years 7 through 10 are based on Class A expenses.

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets or issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer investment benefits to individuals without the expense and inconvenience of buying and selling individual securities. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the Fund's overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the portfolio managers consider to be the most important in seeking to achieve the Fund's investment objective and the following risks are those the Fund's portfolio is expected to be subject to as a whole.

Quantitative Models. The portfolio managers use quantitative stock selection models that are based upon many factors that measure individual securities relative to each other. The portfolio managers typically use these models to rank more than 3,000 stocks on a daily basis and select those that they deem most attractive. The portfolio is continuously monitored by the portfolio managers based on their analysis of the quantitative tools and other qualitative factors.

Common Stock. The Fund primarily invests in common stocks. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities. The Fund currently focuses on securities of larger-cap issuers, which have historically tended to have less volatile prices than securities of smaller issuers. The Fund can buy securities of issuers in all capitalization ranges, however.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries more than others.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

OTHER INVESTMENT STRATEGIES AND RISKS. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Other Equity Securities. In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks have a set dividend rate and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. The Manager considers some convertible securities to be "equity equivalents" because they are convertible into common stock. They offer the Fund the ability to participate in stock market movements while also seeking some current income. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

Debt Securities. The Fund does not focus on debt securities as a principal investment strategy, however debt securities are one of the other investments that the Fund may use. The Fund may invest in debt securities to seek income, for liquidity or for hedging purposes. The debt securities the Fund buys may be of any maturity. The Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard Poor's Ratings Services or may be unrated. "Investment grade" refers to securities that are rated in one of the top four rating categories. The Fund can invest up to 25% of its total assets in debt securities that are rated below investment grade, also referred to as "junk bonds." The Fund cannot invest more than 10% of its assets in lower-grade non convertible debt securities and currently does not intend to invest more than 10% of its assets in lower-grade debt securities of any type.

  Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The values of longer-term debt securities usually change more when interest rates change than the values of shorter-term debt securities.

  Credit Risk. Debt securities are also subject to credit risk, which is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall.

  Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Foreign Investing. The Fund can buy securities issued by companies or governments in any country, including in developing or emerging market countries. While there is no limit on the Fund's foreign investments, the Fund does not currently plan to invest a significant amount of its assets in securities of foreign issuers. While foreign securities may offer special investment opportunities, there are also special risks. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Additionally, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

Derivative Investments. The Fund can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Options, futures, indexed securities, swaps and forward contracts are some of the types of derivatives the Fund can use. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks very quickly. The Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments.

Derivatives may be volatile, however, and may involve significant risks. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an adverse position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expected it to. As a result, the Fund could realize little or no income or lose principal from the investment or a hedge might be unsuccessful. The Fund may also lose money on the investment if the issuer of a derivative does not pay the amount due.

The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

Hedging. The Fund can buy and sell put and call options, futures contracts, forward contracts and options on futures and securities indices for hedging purposes. These investments are intended to reduce the risk of price declines, interest rate changes, currency rate changes or other risks in the Fund's portfolio. However, there are also special risks involved in particular hedging strategies. For example, if a call written by the Fund is exercised on an investment that has increased in value above the call price, the Fund will be required to sell the investment at the call price and will not be able to realize any profit. At other times a hedging instrument's value might not be correlated with the investment it is intended to hedge. Hedging transactions may also require the payment of premiums and can increase portfolio turnover. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund's return or create a loss.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%. The Manager monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to provide income or for liquidity. The Fund has entered into a securities lending agreement with JPMorgan Chase Bank, N.A. ("JPMorgan") for that purpose. Under the agreement, JPMorgan will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund will be responsible for risks associated with the investment of cash collateral, however, including the risk of a default by an issuer of a security in which cash collateral has been invested. The Fund may lose money if the value of an investment purchased with cash collateral decreases. The Fund's portfolio loans must comply with the collateralization and other requirements of the Fund's securities lending agreement and applicable government regulations. The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's investment activities and affect its performance.

Investments by "Funds of Funds." Class Y shares of the Fund are offered as an investment to certain other Oppenheimer funds that act as "funds of funds," which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases and redemptions were significant relative to the size of the Fund's assets, the Fund could be required to purchase or sell portfolio securities, possibly increasing its transaction costs and reducing the performance of all of its share classes. Further discussion of the possible effects of frequent trading in the Fund's shares is included in the section "Limitations on Frequent Purchases, Redemptions and Exchanges" in this prospectus.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund rather than purchasing individual short-term investments to try to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective, and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business subject to the policies established by the Fund's Board of Directors. The Manager carries out its duties under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment advisor since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $260 billion in assets as of September 30, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281.

Advisory Fee. Under the investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines for additional assets as the Fund's assets grow: 0.65% of the first $200 million of the Fund's net assets, 0.60% of the next $150 million, 0.55% of the next $150 million, and 0.45% of net assets in excess of $500 million. The Fund's advisory fee for the period ended August 31, 2007 was 0.46% of the average daily net assets for each class of shares.

A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to shareholders for the year ended August 31, 2007.

Portfolio Managers. The Fund's portfolio is managed by Nikolaos D. Monoyios and Marc Reinganum, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Monoyios has been a Vice President and portfolio manager of the Fund since May 1999 and Dr. Reinganum has been a Vice President and portfolio manager of the Fund since October 2003.

Mr. Monoyios, CFA, has been a Senior Vice President of the Manager since October 2003 and was a Vice President of the Manager from April 1998 through September 2003. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Dr. Reinganum has been a Vice President of the Manager and Director of Quantitative Research and Portfolio Strategist for Equities since September 2002. He was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University from 1995 to 2002. At Southern Methodist University he also served as the Director of the Finance Institute, the Chairman of the Finance Department, the President of the Faculty at the Cox School of Business and a member of the Board of Trustees Investment Committee. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

ABOUT YOUR ACCOUNT

About Your Account

ABOUT YOUR ACCOUNT

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares. Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "Class A Shares" below. Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within 6 years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "Class B Shares" below. Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "Class C Shares" below. Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "Class N Shares" below. Class Y Shares. Class Y Shares. Class Y shares are available only to certain institutional investors that have an appropriate agreement with the Distributor. See "Class Y Shares" below. Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C, or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charge Waivers" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.

  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.

  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.

  For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

  The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B, Class C, and Class N shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A Shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset based sales charges on Class B, Class C, or Class N shares. For retirement plans that qualify to purchase Class N shares, Class N will generally be the most advantageous share class. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider another class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.

  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000 for the shorter term, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

  Investing for the Longer Term. If you are investing less than $100,000 for the longer-term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.

T he Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or allocated to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or mor but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. You may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent." Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of any Class A, Class B or, Class C shares of the Fund or other Oppenheimer funds that you or you spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Beginning January 1, 2008, you can also count Class A, Class B, Class C, Class G and Class H unit purchases in advisor sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor. In totaling your holdings, you may count shares held in:

  your individual accounts (including IRAs and 403(b) plans),

  your joint accounts with your spouse,

  accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor). Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through your financial advisor you must notify your advisor of your eligibility for the Right of Accumulation at the time of your purchase. To count shares of eligible Oppenheimer funds held in accounts at other firms, you may be requested to provide the Distributor or your current firm with a copy of all account statements showing your current holdings of the Fund and other eligible Oppenheimer funds. The Distributor or firm through which you are buying shares will calculate the value of your eligible Oppenheimer fund shares, based on the current offering price, to determine which Class A sales charge rate you qualify for on your current purchase.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds over a 13 month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases of the Fund during that period.

Your Class N shares, and any Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge, will not be counted for this purpose. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares.

If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18 month "holding period" measured from the beginning of the calendar month of their purchase (except for shares in certain retirement plans, described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets. There is also no contingent deferred sales charge on any group retirement plan shares purchased after March 1, 2007.

Until March 1, 2007, the Distributor paid a concession from its own resources on purchases by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans prior to March 1, 2007 will continue to be subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase. The distributor does not pay a concession on share purchases by retirement plans after March 1, 2007 (except grandfathered retirement plans and plans that have $5 million or more in plan assets). Effective March 1, 2007, the concession for grandfathered retirement accounts is 0.25%.

For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay dealers of record concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset based sales charge that applies to Class B shares under the "Distribution and Service Plan and Agreement" for Class B described below, calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion relieves Class B shareholders of the asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset based sales charge, calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset based sales charge is paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

CLASS N SHARES. Class N shares are offered to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) held in omnibus accounts that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset based sales charge, calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed upon the redemption of Class N shares, if:

  The group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or

  With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For information about buying and selling shares through a retirement plan, see the section "Retirement Plans" below.

CLASS Y SHARES. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office), and the special account features available to shareholders of those other classes, do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order. Your financial advisor can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The net asset value for a class of shares is determined by dividing the value of the net assets of the class by the number of outstanding shares of that class. The Fund determines its net asset value by subtracting all liabilities from the market value of all securities owned by the Fund and all other assets including, for example, cash and interest or dividends accrued but not yet collected. To determine its net assets, the Fund assets are valued primarily on the basis of current market quotations.

Fair Value Pricing . If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur in the interim potentially affecting the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Sales Charge Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price,

  shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charges when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.

  Exchanges of Shares. You won't pay a sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.

  Reinvestment Privilege. You won't pay a sales charge if you reinvest the proceeds from a redemption of Class A shares or Class B shares on which you paid an initial or contingent deferred sales charge, that you made within the previous six months. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options and you must advise the Distributor, the Transfer Agent or your financial advisor that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Sales Charge Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website www.oppenheimerfunds.com (follow the hyperlink "Sales Charge Waivers," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial advisor that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

How to Buy Shares. You can buy shares in several ways. The Distributor may appoint servicing agents, including brokers, dealers and other financial intermediaries, to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it is closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Financial Intermediary. You can buy shares through any servicing agent (dealer, broker or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary you designate as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and return it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." and mail it to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has another broker-dealer of record for an existing Class B, Class C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares.

Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. Your shares will be redeemed at the next net asset value calculated after your order is received by the Transfer Agent or your authorized financial intermediary, in proper form, less any applicable sales charge or other fees. To be in proper form, your redemption order must comply with the procedures described below. The Fund lets you redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price is calculated based on the net asset value per share and will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Payment Delays. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check.

Redemptions "In-Kind." Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in liquid securities from the Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this prospectus.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of another Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can find a list of the Oppenheimer funds that are currently available for exchanges in the Statement of Additional Information or you can obtain a list by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. A direct shareholder may exchange some or all of the Fund shares held in his or her account to another eligible Oppenheimer fund once in a 30 calendar day period. When shares are exchanged into a fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A "direct shareholder" is one whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner.

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund that offers an exchange privilege at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

  Dividend Reinvestments and B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.

  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus. Further details are provided under "How to Sell Shares."

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial advisor or firm may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial advisor or firm to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short term trading activity in accounts maintained in "omnibus" or "street name" form that are registered in such a manner that the underlying beneficial owners are not identified to the Transfer Agent. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charges" and "Sales Charge Arrangements and Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.

  The selected fund must offer the exchange privilege.

  You must meet the minimum purchase requirements for the selected fund.

  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.

  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial advisor holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. Exchange requests received after the close of the NYSE will receive the next net asset value calculated after the request is received. However, the Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is being made or the fund into which the exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received. In the event that such a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial advisor.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.

  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity. The Transfer Agent may send a written warning to shareholders that the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity, with or without such warning.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial advisor, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax.

Telephone and Internet Transaction Requests. Telephone redemption or exchange requests may be made either by calling a service representative at the telephone number on the back cover or through PhoneLink, the OppenheimerFunds automated telephone system. PhoneLink enables shareholders to perform a number of account transactions automatically using a touch-tone phone. Internet redemption or exchange requests may be submitted on the OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must obtain a user I.D. and password to make transactions through PhoneLink or the internet.

  Telephone or internet exchanges may be made only between accounts that are registered with the same name(s) and address.

  To receive the net asset value calculated on a particular day, your telephone or internet request must be received by the Transfer Agent by the close of the NYSE that day.

  Up to $100,000 may be redeemed by telephone or internet in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

  There are no dollar limits on telephone or internet redemptions sent to a bank account designated when you establish AccountLink.

  Purchases through AccountLink are limited to $100,000 if submitted through PhoneLink or the internet.

  AccountLink purchases submitted by calling a service representative are limited to $250,000.

  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or internet.

  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed by telephone or internet.

  If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

  The Transfer Agent will record any telephone calls to verify data concerning transactions.

  The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone or internet instructions reasonably believed to be genuine.

  Telephone and internet transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

Telephone Purchases by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum wire purchase is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.

Written Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  Your name

  The Fund's name

  For new accounts, include a completed account application or for existing accounts, your Fund account number (from your account statement)

  For purchase transactions, include a check payable to the Fund or to OppenheimerFunds Distributor, Inc.

  For redemption or exchange requests, the dollar amount or number of shares to be redeemed or exchanged

  Any special payment instructions

  Any share certificates for shares you are selling or exchanging (exchanges or redemptions of shares for which share certificates have been issued cannot be processed until the Transfer Agent receives the certificates)

  The signatures of all registered owners exactly as the account is registered, and

  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to purchase, redeem or exchange the shares.

  If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check.

  The redemption check is not payable to all shareholders listed on the account statement.

  The redemption check is not sent to the address of record on your account statement.

  Shares are being transferred to a Fund account with a different owner or name.

  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association,

  a foreign bank that has a U.S. correspondent bank,

  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written, telephone and internet requests described in this prospectus.

Submitting Transaction Requests Through Your Dealer or Financial Advisor. You can submit purchase, redemption or exchange requests through any dealer, broker or other financial firm that has a special agreement with the Distributor. The dealer or other firm will place your order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your dealer or other financial firm, you must redeem them through the dealer or financial firm. Dealers that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Advisors. The Fund and the Transfer Agent permit dealers and other financial intermediaries to submit exchange requests on behalf of their customers (unless that authority has been revoked). The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

OPTIONS FOR RECEIVING REDEMPTION PROCEEDS

By Check. You may have a check sent to the address on your account statement.

By AccountLink. If you have linked your Fund account to your bank account on AccountLink (described below), you may have the proceeds sent to that bank account. Normally the transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

By Wire. You can arrange to have the proceeds of shares you redeem sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire request. If you have requested Federal Funds wire privileges for your account, the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. As with all redemptions, however, there is a possibility that the transmittal of the proceeds may be delayed for up to seven days. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting wire transmittal. To find out how to set up this feature on your account or to arrange for a wire transfer, call the Transfer Agent at the telephone number on the back of this prospectus.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet or by telephone (through a service representative or by PhoneLink) or for automatic purchases through an Asset Builder Plan. The purchase payment will be debited from your bank account.

  have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to the bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring other classes of the Fund's shares, and the account features applicable to those other share classes, generally do not apply to Class N shares offered through a group retirement plan. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes. Purchase, redemption, exchange and transfer requests for a group retirement plan must be submitted by the plan administrator, not by plan participants. Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.

  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.

  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

  401(k) Plans. These are special retirement plans for businesses.

  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Retirement Plan Accounts. To open an OppenheimerFunds retirement plan account, please call the Distributor for retirement plan documents, which include applications and important plan information.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its costs and services in distributing those shares and in maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset based sales charge calculated at an annual rate of 0.75% of the daily net assets of Class B and Class C shares and 0.25% of the daily net assets of Class N shares. The Fund also pays a service fee at an annual rate of 0.25% of the daily net assets of under the Class B, Class C and Class N plans. The asset based sales charges and service fees increase Class B and Class C annual expenses by 1.00% and increase Class N annual expenses by 0.50%, calculated on the daily net assets of the class. Because these fees are paid out of the Fund's assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate dealers for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders. The Distributor normally pays dealers the 0.25% service fees in advance for the first year after shares are purchased and then pays that fee periodically.

Class B Shares: At the time of a Class B share purchase, the Distributor generally pays dealers a sales concession of 3.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the dealer at the time of a Class B share purchase is 4.00% of the purchase price. The Distributor normally retains the Class B asset based sales charge. Class B shares are not offered to new omnibus group retirement plans. See the Statement of Additional Information for exceptions.

Class C Shares: At the time of a Class C share purchase, the Distributor generally pays dealers a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the dealer at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset based sales charge on Class C share purchases during the first year and then pays that fee to the dealer as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor pays the dealer the asset based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the dealer or to FASCore, LLC for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

Class N Shares: At the time of a Class N share purchase, the Distributor generally pays dealers a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the dealer at the time of a Class N purchase is 1.00% of the purchase price. The Distributor normally retains the asset based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the dealer the asset based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, brokers and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial advisor or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial advisor's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial advisor for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available: Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund. Reinvest Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains. Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink. Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or in additional shares, are subject to federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gain are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2011, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2011, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's distributions are paid from these types of dividends, and provided certain other shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders will be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders will be eligible to claim the dividends-received deduction.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For the Fund's taxable year beginning September 1, 2007 only, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

Financial Highlights Table

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2007	2006	2005	2004	2003
Per Share Operating Data
Net asset value, beginning of period	$39.12	$36.18	$32.78	$29.62	$27.90
Income (loss) from investment operations:
Net investment income	0.42 [1]	0.35 [1]	0.47 [1]	0.26	0.22
Net realized and unrealized gain	5.64	2.96	3.34	3.10	1.69
Total from investment operations	6.06	3.31	3.81	3.36	1.91
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.37)	(0.41)	(0.20)	(0.19)
Distributions from net realized gain	(1.59)	--	--	--	--
Total dividends and/or distributions to shareholders	(1.97)	(0.37)	(0.41)	(0.20)	(0.19)
Net asset value, end of period	$43.21	$39.12	$36.18	$32.78	$29.62
Total Return, at Net Asset Value [2]	15.90%	9.19%	11.68%	11.37%	6.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,015,873	$7,680,186	$7,810,714	$7,384,256	$7,033,312
Average net assets (in thousands)	$8,183,830	$7,845,096	$7,759,230	$7,521,103	$6,310,359
Ratios to average net assets: [3]
Net investment income	1.00%	0.93%	1.36%	0.75%	0.87%
Total expenses	0.89% [4,5,6]	0.92% [5]	0.92% [5]	0.93% [5,7]	0.97% [5]
Portfolio turnover rate	104%	84%	79%	76%	94%
1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated fund were as follows:
Year Ended August 31, 2007	0.89%
5. Reduction to custodian expenses less than 0.005%.
6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.
7. Voluntary waiver of transfer agent fees less than 0.005%.
Class B Year Ended August 31,	2007	2006	2005	2004	2003
Per Share Operating Data
Net asset value, beginning of period	$37.87	$34.99	$31.67	$28.68	$27.04
Income (loss) from investment operations:
Net investment income (loss)	0.10 [1]	0.05 [1]	0.20 [1]	(0.21)	(0.13)
Net realized and unrealized gain	5.48	2.86	3.21	3.20	1.77
Total from investment operations	5.58	2.91	3.41	2.99	1.64
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.03)	(0.09)	--	--
Distributions from net realized gain	(1.59)	--	--	--	--
Total dividends and/or distributions to shareholders	(1.62)	(0.03)	(0.09)	--	--
Net asset value, end of period	$41.83	$37.87	$34.99	$31.67	$28.68
Total Return, at Net Asset Value [2]	15.06%	8.32%	10.79%	10.43%	6.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,206,240	$1,453,679	$1,968,829	$2,558,206	$2,941,765
Average net assets (in thousands)	$1,354,135	$1,685,648	$2,295,269	$2,884,434	$2,964,666
Ratios to average net assets: [3]
Net investment income (loss)	0.24%	0.13%	0.59%	(0.10)%	0.04%
Total expenses	1.65% [4,5,6]	1.71% [4]	1.72% [4]	1.78% [4,7]	1.81% [4]
Portfolio turnover rate	104%	84%	79%	76%	94%
1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Reduction to custodian expenses less than 0.005%.
5. Total expenses including indirect expenses from affiliated fund were as follows:
Year Ended August 31, 2007	1.65%
6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.
7. Voluntary waiver of transfer agent fees less than 0.005%.
Class C Year Ended August 31,	2007	2006	2005	2004	2003
Per Share Operating Data
Net asset value, beginning of period	$37.81	$34.98	$31.71	$28.69	$27.03
Income (loss) from investment operations:
Net investment income (loss)	0.11 [1]	0.07 [1]	0.21 [1]	(0.03)	--
Net realized and unrealized gain	5.46	2.85	3.22	3.05	1.66
Total from investment operations	5.57	2.92	3.43	3.02	1.66
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.09)	(0.16)	--	--
Distributions from net realized gain	(1.59)	--	--	--	--
Total dividends and/or distributions to shareholders	(1.67)	(0.09)	(0.16)	--	--
Net asset value, end of period	$41.71	$37.81	$34.98	$31.71	$28.69
Total Return, at Net Asset Value [2]	15.09%	8.36%	10.83%	10.53%	6.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,126,093	$1,107,962	$1,206,335	$1,241,930	$1,188,826
Average net assets (in thousands)	$1,155,527	$1,163,337	$1,250,845	$1,278,659	$1,111,131
Ratios to average net assets: [3]
Net investment income (loss)	0.26%	0.18%	0.62%	(0.01)%	0.09%
Total expenses	1.64% [4,5,6]	1.67% [4]	1.67% [4]	1.70% [4,7]	1.74% [4]
Portfolio turnover rate	104%	84%	79%	76%	94%
1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Reduction to custodian expenses less than 0.005%.
5. Total expenses including indirect expenses from affiliated fund were as follows:
Year Ended August 31, 2007	1.64%
6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.
7. Voluntary waiver of transfer agent fees less than 0.005%.
Class N Year Ended August 31,	2007	2006	2005	2004	2003
Per Share Operating Data
Net asset value, beginning of period	$38.59	$35.71	$32.39	$29.33	$27.72
Income (loss) from investment operations:
Net investment income	0.30 [1]	0.24 [1]	0.35 [1]	0.15	0.20
Net realized and unrealized gain	5.57	2.92	3.30	3.05	1.65
Total from investment operations	5.87	3.16	3.65	3.20	1.85
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.28)	(0.33)	(0.14)	(0.24)
Distributions from net realized gain	(1.59)	--	--	--	--
Total dividends and/or distributions to shareholders	(1.87)	(0.28)	(0.33)	(0.14)	(0.24)
Net asset value, end of period	$42.59	$38.59	$35.71	$32.39	$29.33
Total Return, at Net Asset Value [2]	15.59%	8.87%	11.30%	10.93%	6.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$238,068	$207,339	$177,463	$150,955	$79,188
Average net assets (in thousands)	$232,421	$194,639	$168,866	$122,478	$60,950
Ratios to average net assets: [3]
Net investment income	0.73%	0.63%	1.02%	0.38%	0.65%
Total expenses	1.17% [4]	1.22%	1.26%	1.31%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.22%	1.26%	1.31%	1.18%
Portfolio turnover rate	104%	84%	79%	76%	94%
1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated fund were as follows:
Year Ended August 31, 2007	1.17%
Class Y Year Ended August 31,	2007	2006	2005	2004	2003
Per Share Operating Data
Net asset value, beginning of period	$39.33	$36.38	$32.93	$29.75	$28.02
Income (loss) from investment operations:
Net investment income	0.60 [1]	0.52 [1]	0.64 [1]	0.34	0.11
Net realized and unrealized gain	5.67	2.96	3.34	3.13	1.86
Total from investment operations	6.27	3.48	3.98	3.47	1.97
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.53)	(0.53)	(0.29)	(0.24)
Distributions from net realized gain	(1.59)	--	--	--	--
Total dividends and/or distributions to shareholders	(2.15)	(0.53)	(0.53)	(0.29)	(0.24)
Net asset value, end of period	$43.45	$39.33	$36.38	$32.93	$29.75
Total Return, at Net Asset Value [2]	16.40%	9.63%	12.15%	11.69%	7.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$926,217	$668,823	$483,532	$570,991	$441,460
Average net assets (in thousands)	$844,472	$594,018	$496,349	$558,130	$242,029
Ratios to average net assets: [3]
Net investment income	1.42%	1.38%	1.82%	1.07%	1.01%
Total expenses	0.48% [4]	0.49%	0.53%	0.60%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%	0.49%	0.53%	0.60%	0.83%
Portfolio turnover rate	104%	84%	79%	76%	94%
1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated fund were as follows:
Year Ended August 31, 2007	0.48%

Back Cover

INFORMATION AND SERVICES

For More Information About Oppenheimer Main Street Fund

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	Write to: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
On the Internet:	You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the OpenheimerFunds website at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

Oppenheimer Main Street Fund®

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800. CALL OPP (225.5677)

Statement of Additional Information dated December 28, 2007

     This Statement of Additional Information is not a prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated December 28, 2007. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents
Page
About the Fund
Additional Information About the Fund's Investment Strategies and Risks
Other Investment Restrictions
Disclosure of Portfolio Holdings
How the Fund is Managed
Organization and History
Board of Directors and Oversight Committees
The Manager
Brokerage Policies of the Fund
Distribution and Service Plans
Payments to Fund Intermediaries
Performance of the Fund
About Your Account
How To Buy Shares
How To Sell Shares
How To Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund
Financial Information About the Fund
Report of Independent Registered Public Accounting Firm
Financial Statements
Appendix A: Ratings Definitions	A-1
Appendix B: Special Sales Charge Arrangements and Waivers	B-1

A B O U T T H E F U N D

Additional Information About the Fund's Investment Strategies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities that the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its objective. It may use some of the investment techniques and strategies at some times or not at all.

     o Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may focus its equity investments in securities of one or more capitalization ranges, based on the Manager's judgment of where the best market opportunities are and whether the market favors or disfavors securities of issuers of a particular capitalization range. Securities of smaller capitalization issuers generally may be subject to greater price volatility than securities of larger companies. If the Fund focuses on investments in smaller capitalization companies the Fund's share prices may fluctuate more than that of funds focusing on larger capitalization issuers. The Fund currently focuses on securities of larger capitalization issuers.

     o Rights and Warrants. The Fund may invest in rights and warrants. Warrants are options to purchase equity securities at a specific price during a specific period of time. The market for them may be very limited and it may be difficult for the Fund to dispose of promptly at an acceptable price. The price of a warrant does not necessarily move parallel to the price of the underlying security and generally may be more volatile than the price of the underlying security. Rights are similar to warrants, but are distributed directly by the issuer to its shareholders and normally have a short duration. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Fund can invest up to 10% of its total assets in warrants or rights, although the Fund does not currently intend to invest more than 5% of its total assets in warrants or rights.

     o Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer's common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as "equity equivalents" because of their conversion feature. The market value of a convertible security reflects both its "investment value," which is its expected income potential, and its "conversion value," which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will behave more like an equity security. In that case its price will tend to fluctuate with the price of the underlying common stock or other security.

Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. For convertible securities that are considered to be "equity equivalents," their credit quality generally has less impact on the security's value than in the case of non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of an issuer's bankruptcy or liquidation.

To determine whether convertible securities should be regarded as "equity equivalents," the Manager may consider a number of factors, including:

  whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a "cap" or a conversion formula or other type of limit;

  whether the convertible security can be exchanged at a time determined by the Fund rather than by the issuer;

  whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer's convertible securities were converted into common stock); and

  the extent to which the convertible security may provide the ability to participate in any appreciation in the price of the issuer's common stock.

     o Investments in Debt Securities. Although the Fund can invest in bonds, debentures and other debt securities, the Fund currently emphasizes investments in equity securities and it is not anticipated that a significant amount of the Fund's assets will be invested in debt securities. If debt securities seem to offer better opportunities than equity securities or to seek higher current income or for liquidity purposes, however, the Manager can shift more of the Fund's investments into debt securities. In general, debt securities are subject to credit risk and interest rate risk.

  Credit Risk. Credit risk refers to the ability of the issuer to meet interest or principal payments on the security as they become due.

  Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the interest income the Fund receives. Fluctuations in the market valuations of debt securities, however, may affect the Fund's net assets.

The Fund's investments in debt securities can include investment-grade and non-investment-grade securities (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., ("Moody's") or at least "BBB" by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. or that have comparable ratings by another nationally-recognized rating organization. While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch, Inc. are investment grade and are not regarded as junk bonds, those securities may also be subject to special risks and have some speculative characteristics.

The Manager may also use its own research to evaluate a security's credit-worthiness. If the securities that the Fund buys are unrated, they may be judged by the Manager to be of comparable quality to bonds rated as investment grade or below investment grade by a rating organization. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower grade securities to try to achieve greater income or to seek capital appreciation. The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them. Although the Fund can invest up to 25% of its total assets in debt securities that are below investment grade, it does not currently intend to invest more that 10% of its total assets in lower grade debt securities. The Fund may not invest more than 10% of its total assets in lower-grade debt securities that are not convertible. Definitions of the debt security ratings categories of Moody's, S&P, and Fitch, Inc. are included in Appendix A to this Statement of Additional Information.

     ☐ Special Risks of Lower-Grade Securities. Lower rated securities generally have a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's lower credit rating may also increase the potential for its insolvency. There may be less of a market for lower-grade securities and therefore they may be harder to sell at an acceptable price. As a result of the limited liquidity of high-yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell, which is more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

     ☐ U.S. Government Securities. The Fund can buy securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government and are subject to very little credit risk. Obligations of U.S. government agencies or instrumentalities (including certain mortgage-backed securities) may be guaranteed or supported by the "full faith and credit" of the United States or may be backed by the right of the issuer to borrow from the U.S. Treasury or by the discretionary authority of the U.S. government to purchase the agencies' obligations. Others are supported only by the credit of the instrumentality. "Full faith and credit" means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. While U.S. government securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

     o Investments in Foreign Securities. The Fund may invest in foreign equity and debt securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed a foreign government or by supra-national entities such as the World Bank, and by their agencies or instrumentalities. Foreign securities may be traded on foreign securities exchanges or in foreign over-the-counter markets.

Investing in foreign securities offers potential benefits that are not available from investing only in the securities of U.S. issuers. Those benefits include the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to take advantage of markets that may not move parallel to U.S. markets to try to reduce fluctuations in the Fund's portfolio value. The percentage of the Fund's assets that are allocated to foreign securities may vary over time depending on a number of factors including the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of foreign financial markets, the interest rate climate in particular foreign countries, and the relationship of foreign currencies to the U.S. dollar. The Fund must compute its net asset value and its income in U.S. dollars and a change in the dollar value of a foreign currency may result in a change in the Fund's net asset value or its investment income. The Manager may analyze fundamental economic criteria (for example, relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks that apply to foreign securities traded and held abroad.

In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     ☐ Risks of Foreign Investing. Investments in foreign securities may also present special additional risks not typically associated with investments in U. S. securities, including:

· the reduction of income by foreign taxes;
· fluctuations in the value of foreign investments due to changes in currency rates or currency control regulations;
· transaction charges for currency exchange;
· a lack of public information about foreign issuers;
· a lack of uniform accounting, auditing and financial reporting standards in foreign countries compared to those applicable to U. S. issuers;
· lower trading volume on foreign exchanges than on U. S. exchanges;
· greater volatility and less liquidity in foreign markets than in the U. S. ;
· less government regulation of foreign issuers, stock exchanges and brokers than in the U. S. ;
· greater difficulties in commencing lawsuits;
· higher brokerage commission rates than in the U. S. ;
· increased risks of delays in settlement of portfolio transactions;
· increased risks of loss of certificates for portfolio securities;
· possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
· unfavorable differences between the U. S. economy and foreign economies.

In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     ☐ Passive Foreign Investment Companies. Some of the foreign corporations that the Fund may invest in may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code (the "Code"). For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. Federal tax laws also impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes every effort to ensure compliance with federal tax reporting of these investments, however the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes.

Subject to the limits under the Investment Company Act of 1940 (the "Investment Company Act), the Fund may also invest in foreign mutual funds which are deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders may indirectly bear similar expenses of those entities. Investing in foreign mutual funds may allow exposure to the securities of companies in countries that limit or prohibit all direct foreign investment. Additional risks of investing in other investment companies are described below under "Investment in Other Investment Companies."

     o Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Because small, unseasoned companies may be less secure financially, they may rely on borrowing to a greater extent. In that case, they may be more susceptible to adverse changes in interest rates than larger more established companies. Small, unseasoned companies may also offer fewer products and rely on fewer key personnel. Market or economic developments may have a significant impact on these companies and on the value of their securities. These companies may have a limited trading market and the price of their securities of may be volatile, which could make them difficult to sell in a short period of time at a reasonable price. These securities may be considered speculative and could increase the Fund's overall portfolio risks. The Fund currently does not intend to invest more than 5% of its net assets in securities of small, unseasoned companies.

     o Derivatives and Hedging. The Fund can invest in a variety of derivative investments to seek income or capital gains or for hedging purposes. Some of the derivatives and hedging instruments that the Fund may use are:

The Fund can use derivatives to attempt to hedge against declines in the market value of securities in the Fund's portfolio, to preserve unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. The Fund can also use derivatives to establish a position in the securities market as a temporary substitute for purchasing particular securities or to seek to benefit from an anticipated rise in their market value. In that case, the Fund would normally purchase the securities and then terminate the derivative position.

  futures

  put and call options

  currency options

  options on futures

  forward contracts

  indexed securities

  interest rate swaps

  swaptions

The Fund can use derivatives to attempt to hedge against declines in the market value of securities in the Fund' s portfolio, to preserve unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. The Fund can also use derivatives to establish a position in the securities market as a temporary substitute for purchasing particular securities or to seek to benefit from a n anticipated rise in their market value . In that case, the Fund would normally purchase the securities and then terminate the derivative position.

The Fund is not obligated to use hedging, even though it is permitted to, as described below. The Fund can employ other derivatives or hedging instruments and strategies, including new one that are developed, if those investments or strategies are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund. The Fund's hedging strategies are intended to reduce losses but they may also cause losses or limit gains if the hedging instrument or strategy does not perform in the way that the Fund anticipates. The Fund does not currently anticipate using derivatives or hedging to a significant degree and is not obligated to use them in seeking its objective.

     ☐ Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based stock indices ("stock index futures") (2) debt securities ("interest rate futures"), (3) other broadly-based securities indices ("financial futures"), (4) an individual stock ("single stock futures"), or (5) commodities ("commodity futures").

The Fund may use futures for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Manager (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this Statement of Additional Information.

Stock Index Futures. A broadly-based stock index is used as the basis for trading stock index futures. In some cases an index may be based on stocks of issuers in a particular industry or group of industries. The seller of a stock index is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the relative values of the underlying stocks that are included in the index. A stock index cannot be purchased or sold directly.

Interest Rate Futures. An interest rate future obligates the seller to deliver cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

Financial Futures. Financial futures are based on the future value of the basket of securities that comprise an index. These contracts obligate the seller to pay cash to settle the futures transaction. No delivery of the underlying securities is made to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

Single Stock Futures. A single stock future obligates the seller to deliver cash or a specified equity security to settle the transaction. Either party may also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, and contracts are typically not transferable between the exchanges. Commodity Futures. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which include gold, platinum and silver. The Fund can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

These futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded. No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment for the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's custodian bank in an account, registered in the futures broker's name, that the futures broker can gain access to only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or from the futures broker daily.

At any time prior to expiration of the future, the Fund may elect to close out its position, at which time a final determination of variation margin is made and any cash in the margin account must be paid by or released to the Fund. The Fund will then realize any loss or gain on the futures transaction for tax purposes.

     ☐ Put and Call Options. The Fund can buy and sell certain kinds of put and call options. Put options ("puts") give the holder the right to sell an asset for an agreed upon price. Call options ("calls") give the holder the right to buy an asset at an agreed upon price. The Fund can buy and sell exchange-traded and over-the-counter put and call options, including securities options, index options, currency options, commodities options, and options on the types of futures described above. The Fund may use options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this Statement of Additional Information. Up to 25% of the Fund's total assets can be subject to call options the Fund sells. The Fund will not sell put options if more than 25% of the Fund's total assets would be required to be segregated to cover such options. The Fund can buy a put or call option only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

  Writing Covered Call Options. The Fund can sell (write) covered call options. If the Fund sells a call option, it must be covered. That means that while the call is outstanding, the Fund must own the security subject to the call, or, for certain types of calls, the call option may be covered by segregating liquid assets on the Fund's books that would enable the Fund to satisfy its obligations if the call were exercised.

  When the Fund sells a call on a security, it receives a payment in cash (a premium). TheFund agrees to sell the underlying security to the purchaser during the call period at a fixedprice (the "exercise price"), regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may be different fromthe price of the security at the time the call is sold. The Fund bears the risk that the price ofthe underlying security may increase during the call period, requiring it to sell the security forless than its market value. That risk may be offset to some extent by the premium the Fundreceives. If the market value of the security does not rise above the exercise price during thecall period, the call generally will not be exercise d. In that case the Fund retains both the cash premium and the underlying security.

  When the Fund sells a call on an index, it receives a payment in cash (a premium). If the buyer of the call option exercises it, the Fund will pay an amount equal to the differencebetween the market value of the index and the exercise price, multiplied by a specified factor.If the value of the underlying index does not rise above the call price, it is unlikely that thecall will be exercised. In that case the Fund would keep the cash premium without beingobligated to make any payments to the purchaser of the call.

  With respect to the investments on which the Fund has sold calls traded on exchanges or onother acceptable escrow securities, the Fund's custodian bank, or a securities depositoryacting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"). OCC will release the securities on the expiration ofthe option or when the Fund enters into a closing transaction. No margin will be required forthose transactions.

  When the Fund sells an over-the-counter ("OTC") option, it will enter into an arrangement with a securities dealer which will establish a formula price at which the Fund will have theabsolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the amount that the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of anyOTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on an OTC call it has written, the Fund can purchase acorresponding call in a "closing purchase transaction." If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised. The Fund will realize a profit or loss, depending upon whether the premium received on the call is more or less than the amount of the option transaction costs and the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain both the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed by the Fund.

  Writing Put Options. The Fund can also sell (write) put options. A put option on a security gives the purchaser the right, during the option period, to sell the security to the buyer at the exercise price. When selling a put option on a security, the option must be covered by segregating liquid assets on the Fund's books with a value equal to or greater than the exercise price of the underlying security, to secure its obligation. In that case the Fund forgoes the opportunity to invest the segregated assets or write calls against those assets.

  During the option period, the Fund is obligated to buy the underlying investment at theexercise price even if the market value of the investment falls below that price. The Fund hasno control over when it may be required to purchase the underlying security, since it may beexercised at any time prior to the expiration of the put. The Fund may terminate a put optionthat it has sold if, before it receives an exercise notice, the Fund enters into a closing purchase transaction by purchasing a put of the same series as the one that it sold. The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding putoption it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction would permit the Fund to write another put option on the underlying security, or to sell the security and use the proceeds from the sale for other investments. The Fund cannot effect a closing purchase transaction once an exercise notice has been assigned.

  If, during the option period, the price of the underlying investment remains higher than the exercise price, it is unlikely that a put option would be exercised. If a put option the Fund sold is not exercised, the Fund would realize a gain of the amount of the premium less the transaction costs incurred. If the put is exercised, the exercise price will usually exceed themarket value of the underlying investment at that time. In that case, the Fund would incur aloss. If the Fund sells the underlying investment at that time, the loss would be equal to the exercise price and any transaction costs the Fund incurred minus the amount of the premium and the amount the Fund received from the sale of the underlying investment. Any profitsfrom writing put options are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

  Purchasing Call Options. The Fund can purchase call options to seek to benefit from an anticipated rise in a particular security or in the securities market. When the Fund buys a call, it pays a premium. The Fund then has the right to buy the underlying investment during the call period at a fixed exercise price. The Fund benefits only if, during the call period, the Fund exercises the call and the market price of the underlying investment rises above the total amount of the call price plus the transaction costs and the premium paid for the call or if
  The Fund resells the call at a profit. If the Fund does not exercise the call or resell it (whether or not at a profit), the call becomes worthless on its expiration date. In that case the Fund will have lost the amount it paid as a premium and not realized any gain on the transaction.
  When the Fund purchases a call or put on an index, it pays a premium, but settlement is incash rather than by delivery of the underlying investment. The Fund's gain or loss on the transaction would depend on changes in the index in question, which in turn would dependon price movements in the particular securities market generally.

  Purchasing Put Options. The Fund can buy put options whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except for puts on indices, has the right to sell the underlying investment at a fixed exercise price during the put period. The Fund may buy a put on securities or futures it owns to attempt to protect itself against a decline a decline (below the exercise price) in the value of the underlying investment during the put period. If, because the market price of the underlying investment remains above or equal to the exercise price, the put is not exercised or resold, it becomes worthless on the expiration date. In that case the Fund will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the Fund resells the put prior to its expiration, it may or may not realize a profit on that resale.

  The Fund may also buy a put on an investment it does not own. That would permit the Fundto resell the put or to buy the underlying investment and sell it at the exercise price. If themarket price of the underlying investment remains above or equal to the exercise price, theput would not exercised and would become worthless on its expiration date.

  Put and Call Options on Futures. The Fund may sell calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is sold, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets on the Fund's books. The Fund will segregate additional liquid assets on its books if the value of the segregated assets drop below 100% of the current market value of the future. Because of this segregation requirement, the Fund's receipt of an exercise notice would not require the Fund to deliver the futures contract under any circumstances would. It would, however, put the Fund in a short futures position, which is permitted under the Fund's hedging policies.
  The Fund may buy a put option on a future it owns to attempt to protect itself against adecline (below the exercise price) in the value of the underlying investment during the putperiod. If, because the market price of the underlying investment remains above or equal tothe exercise price, the put is not exercised or resold, it becomes worthless on the expirationdate. In that case the Fund will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the Fund resells the put prior to its expiration, it may or may not realize a profit on that resale.

The Fund may also buy a put option on a future the Fund does not own. That would permit the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

When the Fund buys a call or put option on a future, but settlement is generally in cash rather than by delivery of the future or the underlying investment. The Fund's gain or loss on the transaction would depend on changes in the underlying future in question, which in turn may depend on price movements in the particular underlying investment or in the futures markets generally.

     ☐ Options and Futures on Foreign Currencies. The Fund may buy and sell put and call options and futures contracts on foreign currencies, including puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or that are quoted by major recognized dealers in such options. Foreign currency futures contracts are known as "forward contracts." They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund may use these strategies to try to protect against declines in the U.S. dollar value of foreign securities the Fund owns and against increases in the dollar cost of foreign securities the Fund anticipates buying. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

  Buying and Selling Options on Foreign Currencies. The Fund may buy and sell put and call options on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or that are quoted by major recognized dealers in such options. The Fund may use these call and put options to try to protect against declines in the U.S. dollar value of foreign securities the Fund owns and increases in the dollar cost of foreign securities the Fund anticipates buying.

  If the value of a foreign currency rises against the U.S. dollar, the cost of securitiesdenominated in that currency would increase. The increased cost of those securities may bepartially offset by purchasing calls or writing puts on the foreign currency. If the value of aforeign currency against the U.S. dollar falls, the dollar value of portfolio securities denominated in that currency would decline. That decline might be partially offset by writing calls or purchasing puts on the foreign currency. The currency rates could fluctuate in adirection adverse to the Fund's position, however.

  The Fund would then have incurred optionpremium payments and transaction costs without a corresponding benefit.The Fund could sell a call on a foreign currency to provide a hedge against a decline in theU.S. dollar value of a security which the Fund owns or has the right to acquire that is denominated in that currency or in a different currency (known as a "cross-hedging"strategy). A call the Fund sells on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. The Fund may also cover the option by maintaining cash, U.S. government securities or other liquid, high-grade debt securities inan amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

  Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

  Forward Contract Strategies.   Under a forward contract, the Fund agrees to purchase or sell aspecific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract isentered into. The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.

  The Fund might enter into a forward contract for the purchase or sale of the amount offoreign currency involved in the purchase or sale of a security denominated in a foreigncurrency, or when it anticipates receiving dividend payments in a foreign currency. This iscalled a "transaction hedge." The transaction hedge will protect the Fund against a loss froman adverse change in the currency exchange rates during the period between the date onwhich the security is purchased or sold or on which the payment is declared, and the date onwhich the payments are made or received. The use of forward contracts does not eliminatethe risk of fluctuations in the prices of the underlying securities the Fund owns or intends toacquire, but it does fix a rate of exchange in advance.

  If the Fund believes that foreign currency might suffer a substantial decline against the U.S.dollar, the Fund could use forward contracts to lock in the U.S. dollar value of portfoliopositions. This is called a "position hedge." If the Fund believes that the U.S. dollar maysuffer a substantial decline against a foreign currency, it could enter into a forward contractto buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enterinto a forward contract to sell a different foreign currency the Fund believes will fallwhenever there is a decline in the U.S. dollar value of the currency in which portfoliosecurities of the Fund are denominated.

  In some cases, at or before the maturity of a forward contract, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market tosettle the security trade. If the market value of the security instead exceeds the amount offoreign currency the Fund is obligated to deliver to settle the trade, the Fund might have tosell on the spot market some of the foreign currency received upon the sale of the security.There will be additional transaction costs on the spot market in those cases.

  Alternatively the Fund might retain the security and offset its contractual obligation todeliver the currency by purchasing a second contract. Under that contract the Fund willobtain, on the same maturity date, the same amount of the currency that it is obligated todeliver. Similarly, the Fund might close out a forward contract requiring it to purchase aspecified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

Forward Contract Limitations. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or another currency that is the subject of the hedge). However, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. The Fund may also cover its short positions by segregating assets equal to the aggregate amount of the Fund's commitment under forward contracts or the excess amount of those obligations.

Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

Forward Contact Costs. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Foreign exchange dealers do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

     ☐ Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. The risks of using options and futures include the following:

Selection Risk. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, or if the prices of its futures and options positions are not correlated with its other investments, the Fund's hedging strategies may reduce the its return or cause losses. If the Fund has sold a covered call option on an investment that has increased in value, when that call is exercised the Fund will not be able to realize any of the investment's value above the call price. If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities, the market might decline unexpectedly. If the Fund does not to invest in the securities, because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities it planned to purchase.

Liquidity Risk. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk Premiums paid for options are small compared to the market value of the underlying investments. Consequently, put and call options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market might rise and the value of the Fund's portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Futures Market Risk. The ordinary differences between prices in the cash markets and the futures markets are subject to distortions, due to differences in the nature of those markets.

Transaction Costs. The Fund's option activities might also affect its portfolio turnover rate and brokerage commissions. The Fund's portfolio turnover rate might increase if it is required to sell portfolio securities that are subject to calls options it has sold or if it exercises puts options it has bought. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security.

  Participants in the futures market are subject to margin deposit and maintenance requirements that may cause investors to close futures contracts through offsetting transactions, distorting the normal market relationships.

  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

  Speculators may consider the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause price distortions.

Transaction Costs. The Fund's option activities might also affect its portfolio turnover rate and brokerage commissions. The Fund's portfolio turnover rate might increase if it is required to sell portfolio securities that are subject to calls options it has sold or if it exercises puts options it has bought. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security.

The Fund may pay a brokerage commission each time it buys or sells a or put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. The Fund may also pay a brokerage commission each time it buys or sells an underlying investment in connection with the exercise of a put or call.

☐ Indexed Securities. The Fund can invest in indexed securities, including "index-linked" notes. Index-linked notes are debt securities, the principal and/or interest payments on which depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against an index or one or more foreign currencies. In some cases, these securities pay an amount at maturity based on a multiple of the amount of the relative currency movements. These types of indexed securities offer the potential for increased income or principal payments but involve greater risk of loss than a typical debt security of the same maturity and credit quality.

☐ Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their rights to receive interest payments on a security. For example, they might swap the right to receive floating rate payments for the right to receive for fixed rate payments.

Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it receives. Credit risk is the risk that the counterparty might default. If the counterparty defaults, the may lose the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. On any date, amounts payable in the same currency to or from the Fund in respect to one or more swap transactions will be combined and the Fund will receive or be obligated to pay the net amount.

The master netting agreement may also provide that if a counterparty defaults on one swap, the Fund can terminate all of the swaps with that counterparty. The gains and losses on all swaps are netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

The Fund can enter into swap transactions only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets on its books to cover any amounts it may owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

☐ Swaption Transactions. The Fund may enter into swaption transactions. A swaption is a contract that gives the purchaser the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. In return, the purchaser pays a "premium" to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

    ☐ Other Derivatives. Other derivative investments the Fund can use include "equity-linked debt securities," which are debt securities that are exchangeable for common stock of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

     ☐ Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission (the "CFTC") has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA").

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that the Fund can sell may be affected by options written or held by other entities, including other investment companies advised by the Manager or an affiliate. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under interpretations of the staff of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

     ☐ Tax Aspects of Certain Derivatives and Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)

gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

(2)

gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

     o When-issued and Delayed-delivery Transactions. The Fund can purchase securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities, are purchased at a price that is fixed at the time of the transaction with payment and delivery of the security made at a later date. The Fund may purchase securities on that basis when it believes the price at the time of the transaction is lower than it anticipates the price will be at the time of delivery.

The securities are subject to change in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment.

The Fund , relies on the other party to complete the when-issued or delayed-delivery transaction. The Fund will bear the risk that a security purchased on a when-issued or delayed-delivery basis may not be issued or may not be delivered as agreed. A failure to do so may cause the Fund to lose the opportunity to obtain the security at a price or yield the Manager considers to be advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to receive delivery, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. When the Fund agrees to buy these types of securities, the Fund segregates liquid assets equal to the amount of the purchase commitment until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, if the Fund anticipates rising interest rates or falling prices, the Fund might sell securities in its portfolio on a delayed-delivery basis to attempt to limit its exposure to those occurrences. In periods of falling interest rates and rising prices, the Fund might purchase securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

     o Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions or for temporary defensive purposes.

In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days after the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is a delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with other entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

     o Investing in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts. For example, the Fund can invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio at times when the Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve paying a substantial premium above the value of the investment company's portfolio securities. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of an investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.

These investments are subject to limits set forth in the Investment Company Act of 1940 (the Investment Company Act") and the following additional limitation: the Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

     o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board, the Manager determines the liquidity of the Fund's investments. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the fund has valued the investment. Among the types of illiquid securities the Fund may invest in are repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days. The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale that might limit the Fund's ability to value or to dispose of the securities and might lower the amount the Fund could realize upon the sale.

To enable the Fund to sell its holdings of a restricted security that is not registered under applicable securities laws, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. If the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund may sell it. The Fund would bear the risks of any downward price fluctuation during that period.

The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, as amended, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

     o Loans of Portfolio Securities. The Fund can lend its portfolio securities to raise cash for liquidity purposes or to attempt to increase the Fund's income. Loans of portfolio securities are limited to not more than 25% of the value of the Fund's net assets. The Fund presently does not intend to engage in loans of securities in the coming year.

The Fund may lend its portfolio securities pursuant to the Securities Lending Agreement (the "Securities Lending Agreement") with JP Morgan Chase, subject to the restrictions stated in the Prospectus. Under the Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay to JP Morgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Such terms of the letter of credit and the issuing bank must be satisfactory to JP Morgan Chase and the Fund.

Pursuant to the Securities Lending Agreement, the Fund will receive, 80% of all annual net income (i.e., net of rebates to the Borrower) from securities lending transactions. There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. JP Morgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending. The Fund will be responsible, however, for risks associated with the investment of cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested defaults. The Securities Lending Agreement may be terminated by either JP Morgan Chase or the Fund on 30 days' written notice. The terms of the Fund's loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

     o Temporary Defensive and Interim Investments. In times of unstable or adverse market, economic or political conditions, or the Manager believes it is otherwise appropriate to reduce holdings in the Fund's principal investments, the Fund can invest in other types of securities for defensive purposes. The Fund can also purchase these types of securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund's temporary defensive investments can include: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; and (vii) shares of Oppenheimer Institutional Money Market Fund.

     o Portfolio Turnover. The Fund's "portfolio turnover" rate is the rate at which the Fund traded portfolio securities during its most recent fiscal year. For example, if a fund sold all of its securities during a year, its portfolio turnover rate would be 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of 100% or more. Increased portfolio turnover may result in higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities., which is defined as the vote of the holders of the lesser of:

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate.

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

     · The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.

     · The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets (including the amount borrowed). The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

     · The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

     · The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

     · The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. government securities.

     · The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

     · The Fund cannot invest in commodities. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It does not matter if the hedging instrument is considered to be a commodity or commodity contract.

     · The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, and (d) through repurchase agreements.

Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board of Directors without shareholder approval.

     · The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of Section 12(d)(1) of the Investment Company Act.

     · For purposes of the Fund's policy not to concentrate its investments, described above, the Fund has adopted an industry classification that is not a fundamental policy.

Disclosure of Portfolio Holdings

Portfolio Holdings Disclosure Policies. The Fund has adopted policies and procedures regarding the dissemination of information about its portfolio holdings by employees, officers and directors of the Manager Distributor and the Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

· Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, in annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day lag. The Fund may release smaller list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if The Manager believes it is in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

Subject to the procedures below, a list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties no sooner than 15 days after month-end. Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

  Senior officers (a Senior Vice President or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his or her personal account on the basis of such information:

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

  The Fund's independent registered public accounting firm,

  Members of the Fund's Board and the Board's legal counsel,

  The Fund's custodian bank,

  A proxy voting service designated by the Fund and its Board,

  Rating/ranking organizations (such as Lipper and Morningstar),

  Portfolio pricing services retained by the Manager to provide portfolio security prices, and

  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

  Brokers and dealers in connection with portfolio transactions (purchases and sales),

  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services),

  Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

  To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), may receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager , Distributor, and Transfer Agent shall oversee the compliance by the Manager Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons	Fortis Securities	Nomura Securities
ABG Securities	Fox-Pitt, Kelton	Pacific Crest
ABN AMRO	Friedman, Billing, Ramsey	Pacific Crest Securities
Advest	Fulcrum Global Partners	Pacific Growth Equities
AG Edwards	Garp Research	Petrie Parkman
American Technology Research	George K Baum & Co.	Pictet
Auerbach Grayson	Goldman	Piper Jaffray Inc.
Banc of America Securities	Goldman Sachs	Plexus
Barclays	HSBC	Prager Sealy & Co.
Baseline	HSBC Securities Inc	Prudential Securities
Bear Stearns	ING Barings	Ramirez & Co.
Belle Haven	ISI Group	Raymond James
Bloomberg	Janney Montgomery	RBC Capital Markets
BNP Paribas	Jefferies	RBC Dain Rauscher
BS Financial Services	Jeffries & Co.	Research Direct
Buckingham Research Group	JP Morgan	Robert W. Baird
Caris & Co.	JP Morgan Securities	Roosevelt & Cross
CIBC World Markets	JPP Eurosecurities	Russell Mellon
Citigroup	Keefe, Bruyette & Woods	Ryan Beck & Co.
Citigroup Global Markets	Keijser Securities	Sanford C. Bernstein
Collins Stewart	Kempen & Co. USA Inc.	Scotia Capital Markets
Craig-Hallum Capital Group LLC	Kepler Equities/Julius Baer Sec	SG Cowen & Co.
Credit Agricole Cheuvreux N.A. Inc.	KeyBanc Capital Markets	SG Cowen Securities
Credit Suisse First Boston	Leerink Swan	Soleil Securities Group
Daiwa Securities	Legg Mason	Standard & Poors
Davy	Lehman	Stone & Youngberg
Deutsche Bank	Lehman Brothers	SWS Group
Deutsche Bank Securities	Lipper	Taylor Rafferty
Dresdner Kleinwort Wasserstein	Loop Capital Markets	Think Equity Partners
Emmet & Co	MainFirst Bank AG	Thomas Weisel Partners
Empirical Research	Makinson Cowell US Ltd	UBS
Enskilda Securities	Maxcor Financial	Wachovia
Essex Capital Markets	Merrill	Wachovia Corp
Exane BNP Paribas	Merrill Lynch	Wachovia Securities
Factset	Midwest Research	Wescott Financial
Fidelity Capital Markets	Mizuho Securities	William Blair
Fimat USA Inc.	Morgan Stanley	Yieldbook
First Albany	Morningstar
First Albany Corporation	Natexis Bleichroeder
Fixed Income Securities	Ned Davis Research Group

How the Fund is Managed

Organization and History. The Fund, a series of Oppenheimer Main Street Funds, Inc., is an open-end, diversified management investment company. The Fund was organized as a Maryland corporation in October 1987. Prior to April 2003, the Fund's name was "Oppenheimer Main Street Growth & Income Fund."

     ☐ Classes of Shares. The Board of Directors (the "Board") is authorized, without shareholder approval, to:

·   create new series and classes of shares,
·   reclassify unissued shares into additional series or classes, and
·   divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Only certain retirement plans may purchase Class N shares. Only certain institutional investors may purchase Class Y shares. Each class of shares:

  has its own dividends and distributions,

  pays certain expenses which may be different for the different classes,

  will generally have a different net asset value,

  will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and votes as a class on matters that affect that class alone.

Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

     ☐ Shareholder Meetings. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters or when required to do so by the "Investment Company Act or other applicable law. The shareholders have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under Maryland law.

The Fund will hold a shareholder meeting when the Directors call a meeting or upon proper request from shareholders. If the Fund receives a written request to call a meeting for a specified purpose (which might include the removal of a Director), from the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting, the Directors will call a shareholder meeting for that specified purpose. The Fund has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Board of Directors and Oversight Committees. The Fund is governed by a Board of Directors, which, under Maryland law, is responsible for protecting the interests of shareholders. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

The Board has an Audit Committee, a Review Committee and a Governance Committee. Each committee is comprised solely of Directors who are not "interested persons" under the Investment Company Act (the "Independent Directors"). The members of the Audit Committee are George C. Bowen (Chairman), Edward L. Cameron, Robert J. Malone and F. William Marshall, Jr. The Audit Committee held 7 meetings during the Fund fiscal year ended August 31, 2007. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund independent Auditors regarding the Fund internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) reviewing certain reports from and meet periodically with the Funds' Chief Compliance Officer; (v) maintaining a separate line of communication between the Fund independent Auditors and the Independent Directors; (vi) reviewing the independence of the Fund independent Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Fund independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel and Beverly L. Hamilton. The Review Committee held 5 meetings during the Fund fiscal year ended August 31, 2007. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent (the "Transfer Agent") and the Manager and the services provided to the Fund by the Transfer Agent and the Manager. The Review Committee also reviews the adequacy of the Fund Codes of Ethics, the Fund investment performance and the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law.

The members of the Governance Committee are Robert J. Malone (Chairman), William Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William Marshall, Jr. The Governance Committee held 2 meetings during the Fund fiscal year ended August 31, 2007. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Fund governance guidelines and the nomination of Directors, including Independent Directors. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Fund. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Director it will recommend to the Board and the shareholders and it may identify candidates other than those submitted by shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager or its affiliates in selecting nominees. The full Board elects new Directors except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address on the front cover of this SAI.

Directors and Officers of the Fund. Except for Mr. Murphy, each of the Directors is an Independent Director. All of the Directors are also directors or trustees of the following funds (referred to as the "Board II Funds").

Oppenheimer Cash Reserves	Oppenheimer Principal Protected Trust
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Trust II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Trust III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds	Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund	Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund	Centennial California Tax Exempt Trust
Oppenheimer Main Street Small Cap Fund	Centennial Government Trust
Oppenheimer Master Loan Fund LLC	Centennial Money Market Trust
Oppenheimer Municipal Fund	Centennial New York Tax Exempt Trust
Oppenheimer Portfolio Series Fixed Income Active	Centennial Tax Exempt Trust
Allocation Fund

Present or former officers, directors, Directors and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

Messrs. Gillespie, Monoyios, Murphy, Petersen, Szilagyi, Vandehey, Wixted, and Zack and Dr. Reinganum and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board II Funds. As of December 21, 2007 the Directors and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent Directors (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Directors and officers, their positions with the Fund, their length of service in such position(s), and their principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Director's beneficial share ownership in the Fund and in all of the registered investment companies that the Director oversees in the Oppenheimer family of funds (the "Supervised Funds"). The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Directors

Aggregate
Dollar Range
			Dollar Range	of Shares
			of Shares	Beneficially
			Beneficially	Owned in All
Name, Position(s) with	Principal Occupation(s) During the Past 5 Years; Other		Owned in the	Supervised
the Fund, Length of	Directorships/Directorships Held; Number of Portfolios in the		Fund	Funds

Service, Age	Fund Complex Currently Overseen		As of December 31, 2006

William L. Armstrong	President, Colorado Christian University (since 2006); Chairman,	Over $	100,000	Over $100,000
Chairman of the Board	Cherry Creek Mortgage Company (since 1991), Chairman,
of Directors since 2003,	Centennial State Mortgage Company (since 1994), Chairman, The
Director since 2001	El Paso Mortgage Company (since 1993); Chairman, Ambassador
Age: 70	Media Corporation (since 1984); Chairman, Broadway Ventures
(since 1984); Director of Helmerich & Payne, Inc. (oil and gas
drilling/production company) (since 1992), Campus Crusade for
Christ (non-profit) (since 1991); Former Director, The Lynde and
Harry Bradley Foundation, Inc. (non-profit organization) (2002-
2006); former Chairman of: Transland Financial Services, Inc.
(private mortgage banking company) (1997-2003), Great Frontier
Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
UNUMProvident (insurance company) (1991-2004), Storage
Technology Corporation (computer equipment company) (1991-
2003) and International Family Entertainment (television channel)
(1992-1997); U.S. Senator (January 1979-January 1991). Oversees
39 portfolios in the OppenheimerFunds complex.

George C. Bowen	Assistant Secretary and Director of Centennial Asset Management		$10,001-$50,000	Over $100,000
Director since 1998	Corporation (December 1991-April 1999); President, Treasurer and
Age: 71	Director of Centennial Capital Corporation (June 1989-April 1999);
Chief Executive Officer and Director of MultiSource Services, Inc.
(March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

Edward L. Cameron	Member of The Life Guard of Mount Vernon (George Washington		None	Over $100,000
Director since 2001	historical site) (June 2000 – May 2006); Partner of
Age: 69	PricewaterhouseCoopers LLP (accounting firm) (July 1974-June
1999); Chairman of Price Waterhouse LLP Global Investment
Management Industry Services Group (financial services firm)
(July 1994-June 1998). Oversees 39 portfolios in the
OppenheimerFunds complex.

Jon S. Fossel	Director of UNUMProvident (insurance company) (since June		None	Over $100,000
Director since 1990	2002); Director of Northwestern Energy Corp. (public utility
Age: 65	corporation) (since November 2004); Director of P.R.
Pharmaceuticals (October 1999-October 2003); Director of Rocky
Mountain Elk Foundation (non-profit organization) (February
1998-February 2003 and since February 2005); Chairman and
Director (until October 1996) and President and Chief Executive
Officer (until October 1995) of the Manager; President, Chief
Executive Officer and Director of the following: Oppenheimer
Acquisition Corp. ("OAC") (parent holding company of the
Manager), Shareholders Services, Inc. and Shareholder Financial
Services, Inc. (until October 1995). Oversees 39 portfolios in the
OppenheimerFunds complex.

Independent Directors

Aggregate
Dollar Range
			Dollar Range	of Shares
			of Shares	Beneficially
			Beneficially	Owned in All
Name, Position(s) with	Principal Occupation(s) During the Past 5 Years; Other		Owned in the	Supervised
the Fund, Length of	Directorships/Directorships Held; Number of Portfolios in the		Fund	Funds

Service, Age	Fund Complex Currently Overseen		As of December 31, 2006

Sam Freedman	Director of Colorado Uplift (charitable organization) (since	Over $	100,000	Over $100,000
Director since 1996	September 1984). Mr. Freedman held several positions with the
Age: 67	Manager and with subsidiary or affiliated companies of the
Manager (until October 1994). Oversees 39 portfolios in the
OppenheimerFunds complex.

Beverly L. Hamilton	Director of Monterey Institute for International Studies (educational		None	Over $100,000
Director since 2002	organization) (since February 2000); Board Member of Middlebury
Age: 61	College (educational organization) (since December 2005);
Director of The California Endowment (philanthropic organization)
(since April 2002); Director (February 2002-2005) and Chairman
of Directors (since 2006) of the Community Hospital of Monterey
Peninsula; Director (October 1991-2005) and Vice Chairman (since
2006) of American Funds' Emerging Markets Growth Fund, Inc.
(mutual fund); President of ARCO Investment Management
Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001) and The
University of Michigan (since 2000); Advisor at Credit Suisse First
Boston's Sprout venture capital unit (venture capital fund) (1994-
January 2005); Director of MassMutual Institutional Funds
(investment company) (1996-June 2004); Director of MML Series
Investment Fund (investment company) (April 1989-June 2004);
Member of the investment committee of Hartford Hospital (2000-
2003); and Advisor to Unilever (Holland) pension fund (2000-
2003). Oversees 39 portfolios in the OppenheimerFunds complex.

Robert J. Malone	Director of Jones Knowledge, Inc. (since 2006); Director of Jones		$50,001-$100,000	Over $100,000
Director since 2002	International University (educational organization) (since August
Age: 63	2005); Chairman, Chief Executive Officer and Director of Steele
Street State Bank (commercial banking) (since August 2003);
Director of Colorado UpLIFT (charitable organization) (since
1986); Director of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-
Colorado (subsidiary of U.S. Bancorp and formerly Colorado
National Bank) (July 1996-April 1999); Director of Commercial
Assets, Inc. (real estate investment trust) (1993-2000); Director of
Jones Knowledge, Inc. (2001-July 2004); and Director of U.S.
Exploration, Inc. (oil and gas exploration) (1997-February 2004).
Oversees 39 portfolios in the OppenheimerFunds complex.

Independent Directors

Aggregate
Dollar Range
		Dollar Range	of Shares
		of Shares	Beneficially
		Beneficially	Owned in All
Name, Position(s) with	Principal Occupation(s) During the Past 5 Years; Other	Owned in the	Supervised
the Fund, Length of	Directorships/Directorships Held; Number of Portfolios in the	Fund	Funds

Service, Age	Fund Complex Currently Overseen	As of December 31, 2006

F. William Marshall, Jr.	Director of MassMutual Select Funds (formerly MassMutual	None	Over $100,000
Director since 2001	Institutional Funds) (investment company) (since 1996) and MML
Age: 65	Series Investment Fund (investment company) (since 1996);
Director of Worcester Polytech Institute (since 1985); Chairman
(since 1994) of the Investment Committee of the Worcester
Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999);
Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank)
(commercial bank) (January 1999-July 1999); and Executive Vice
President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the
OppenheimerFunds complex.*

*

In accordance with the instructions for SEC Form N-1A, for purposes of this section only, two open-end investment companies MassMutual Select Funds and MML Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

Mr. Murphy is an "Interested Director" because he is affiliated as an officer and director of the Manager and a shareholder of its parent company. Mr. Murphy serves as a Director and as an officer of the Fund for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy was elected as a Director of the Fund with the understanding that, in the event he ceases to be the chief executive officer of the Manager, he will resign as a Director of the Fund and of the other Board II Funds for which he is a director or trustee. Mr. Murphy's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Director and Officer

Aggregate Dollar
		Dollar Range of	Range Of Shares
Name,		Shares	Beneficially
Position(s) Held with		Beneficially	Owned in All
the Fund,	Principal Occupation(s) During the Past 5 Years;	Owned in the	Supervised
Length of Service,	Other Directorships/Directorships Held;	Fund	Funds

Age	Number of Portfolios in the Fund Complex Currently Overseen	As of December 31, 2006

John V. Murphy,	Chairman, Chief Executive Officer and Director of the Manager	None	Over $100,000
President and Director	(since June 2001); President of the Manager (September 2000-
since 2001	March 2007); President and director or Director of other
Age: 58	Oppenheimer funds; President and Director of Oppenheimer
Acquisition Corp. ("OAC") (the Manager's parent holding
company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of
OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
(November 2001-December 2006); Chairman and Director of
Shareholder Services, Inc. and of Shareholder Financial Services,
Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
President and Director of OppenheimerFunds Legacy Program
(charitable trust program established by the Manager) (since July
2001); Director of the following investment advisory subsidiaries

Interested Director and Officer

Aggregate Dollar
		Dollar Range of	Range Of Shares
Name,		Shares	Beneficially
Position(s) Held with		Beneficially	Owned in All
the Fund,	Principal Occupation(s) During the Past 5 Years;	Owned in the	Supervised
Length of Service,	Other Directorships/Directorships Held;	Fund	Funds

Age	Number of Portfolios in the Fund Complex Currently Overseen	As of December 31, 2006

of the Manager: OFI Institutional Asset Management, Inc.,
Centennial Asset Management Corporation, Trinity Investment
Management Corporation and Tremont Capital Management, Inc.
(since November 2001), HarbourView Asset Management
Corporation and OFI Private Investments, Inc. (since July 2001);
President (since November 2001) and Director (since July 2001) of
Oppenheimer Real Asset Management, Inc.; Executive Vice
President of Massachusetts Mutual Life Insurance Company
(OAC's parent company) (since February 1997); Director of DLB
Acquisition Corporation (holding company parent of Babson
Capital Management LLC) (since June 1995); Chairman (since
October 2007) and Member of the Investment Company Institute's
Board of Governors (since October 2003).Oversees 102 portfolios in the OppenheimerFunds complex.

The addresses of the officers in the chart below are as follows: for Messrs. Gillespie Monoyios, Zack and Dr. Reinganum and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Petersen, Szilagyi, Vandehey, and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Officers of the Fund

Name, Position(s) Held with the
Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years

Nikolaos D. Monoyios,	Senior Vice President of the Manager since October 2003; Vice President of the Manager from
Vice President and Portfolio	April 1998 through September 2003; a Certified Financial Analyst. A portfolio manager and
Manager since 1998	officer of 6 portfolios in the OppenheimerFunds complex.
Age: 58

Dr. Marc Reinganum,	Vice President of the Manager and Director of Quantitative Research and Portfolio Strategist
Vice President and Portfolio	for Equities since September 2002; Mary Jo Vaughn Rauscher Chair in Financial Investments
Manager since 2003	at Southern Methodist University from 1995 to 2002. At Southern Methodist University he
Age: 54	also served as the Director of the Finance Institute, the Chairman of the Finance Department,
the President of the Faculty at the Cox School of Business and member of the Board of
Trustees Investment Committee. A portfolio manager and officer of 3 portfolios in the
OppenheimerFunds complex.

Mark S. Vandehey,	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
Vice President and Chief	Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer since 2004	Management and Shareholder Services, Inc. (since March 2004); Vice President of
Age: 57	OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal
Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the
OppenheimerFunds complex

Officers of the Fund

Name, Position(s) Held with the
Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years

Brian W. Wixted,	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer since 1999	following: HarbourView Asset Management Corporation, Shareholder Financial Services,
Age: 48	Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer
Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000),
OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds
Legacy Program (charitable trust program established by the Manager) (since June 2003);
Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),
Centennial Asset Management Corporation (March 1999-October 2003) and
OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian Petersen,	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer since 2004	(August 2002-February 2007); Manager/Financial Product Accounting of the Manager
Age: 37	(November 1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi,	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting
Assistant Treasurer since 2005	and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of
Age: 37	Berger Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the
OppenheimerFunds complex.

Robert G. Zack,	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary since 2001	Manager; General Counsel and Director of the Distributor (since December 2001); General
Age: 59	Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
President and General Counsel of HarbourView Asset Management Corporation (since
December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant
Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds
International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer
Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
Management, Inc. (since November 2001); Senior Vice President, General Counsel and
Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
December 2001); Senior Vice President, General Counsel and Director of OFI Private
Investments, Inc. and OFI Trust Company (since November 2001); Vice President of
OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General
Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of
OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-
December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg,	Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary since 2004	(April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate
Age: 39	Vice President (May 1999-April 2001) and Assistant General Counsel (May 1999-December
2000) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of
102 portfolios in the OppenheimerFunds complex.

Phillip S. Gillespie,	Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary since 2004	First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
Age: 43	President (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives,	Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary since 2001	2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
Age: 42	2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
(since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
(since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Remuneration of the Officers and Directors. The officers and the interested Director of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. Each of the

Independent Directors of the fund received the compensation shown below from the Fund for serving as a Director and committee member (if applicable), with respect to the Fund's fiscal year ended August 31, 2007. The total compensation, including accrued retirement benefits (if any), from the Fund and fund complex represents compensation received for serving as a Director and committee member (if applicable) on the Board of the Fund and the boards of other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2006.

	Aggregate Compensation		Total Compensation From the
Name of Director and Other Fund	From the Fund (1) Fiscal year		Fund and Fund Complex(2) Year
Position(s) (as applicable)	ended August 31, 2006		ended December 31, 2005

William L. Armstrong	$22,039		$214,504
Chairman of the Board and
Governance Committee Member

Robert G. Avis(3)	$12,663		$143,000

George C. Bowen	$16,173		$143,000
Audit Committee Chairman

Edward L. Cameron	$19,408		$171,600
Audit Committee Member and
Governance Committee Member

Jon S. Fossel	$16,417		$154,174
Review Committee Member

Sam Freedman	$17,851		$143,000
Review Committee Chairman

Beverly Hamilton	$16,173	(4)	$143,000
Review Committee Member and
Governance Committee Member

Robert J. Malone	$18,599		$164,452
Governance Committee Chairman and
Audit Committee Member

F. William Marshall, Jr.	$16,173		$205,500	(5)
Audit Committee Member and Governance
Committee Member

1.	"Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.

2.

In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund's Manager.

OppenheimerFunds, Inc. also serves as the Sub-Advisor to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

3.	Mr. Avis retired as a Director of the Board II funds effective May 31, 2007.

4.	Includes $16,173 deferred by Ms. Hamilton under the "Deferred Compensation Plan" described below.

5.	Includes $62,500 compensation paid to Mr. Marshall for serving as a Director for MassMutual Select Funds and MML Series Investment Fund.

Compensation Deferral Plan For Directors. The Board of Directors has adopted a Compensation Deferral Plan for the Independent Directors that enables them to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund, if they elect to do so. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan does not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Directors under the plan for the limited purpose of determining the value of the Directors' deferred compensation account, without shareholder approval.

Major Shareholders. As of December 7, 2007, the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund’s outstanding shares were:

MLF&S for the Sole Benefit of its Customers, Fund Administration, Deer Lake Drive, Jacksonville, FL, which owned 8.68% of the Class C shares then outstanding.

Citigroup Global Markets, Inc, Attn Cindy Tempesta, 7th Floor, 333 West 34th Street, New York, NY, which owned 5.92% of the Class C shares then outstanding.

ING National Trust, Fund Operations, 151 Farmington Avenue, Hartford, CT, which owned 7.21% of the Class N shares then outstanding.

NFS LLC FEBO., First Merchants Trust Company P.O. Box 1467 Muncie IN, which owned 5.50% of the Class N shares then outstanding.

Oppenheimer Portfolio Series, Active Allocation, Attn: FPA Trade Settle, 6803 S. Tucson Way Centennial CO, which owned 28.50% of the Class Y shares then outstanding.

Oppenheimer Principal Protected Main Street Fund, C/O Brian Wixted SVP/Treas, OppenheimerFunds, 6803 S. Tucson Way, Centennial Co, which owned 19.93% of the Class Y shares then outstanding.

Oppenheimer Portfolio Series, Moderate Investor, Attn: FPA Trade Settle, 6803 S. Tucson Way Centennial CO, which owned 10.29% of the Class Y shares then outstanding. Oppenheimer Principal Protected Main Street Fund II, C/O Brian Wixted SVP/Treas, OppenheimerFunds, 6803 S. Tucson Way, Centennial CO, which owned 9.46% of the Class Y shares then outstanding.

Oppenheimer Portfolio Series, Equity Investor, Attn: FPA Trade Settle, 6803 S. Tucson Way Centennial CO, which owned 8.60% of the Class Y shares then outstanding.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

☐ Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

☐ Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

  The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.

  The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others: Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.

  In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.

  The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

  The Fund opposes proposals to classify the board of directors or Directors.

  The Fund supports proposals to eliminate cumulative voting.

  The Fund opposes re-pricing of stock options without shareholder approval.

  The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

      ☐ The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

     The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year ended August 31:	Management Fees Paid to OppenheimerFunds, Inc.

2005	$ 54,594,891

2006	$ 52,454,061

2007	$ 53,736,971

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Portfolio Managers. The Fund's portfolio is managed by Nikolaos D. Monoyios and Marc Reinganum (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers"). They are the persons who are responsible for the day-to-day management of the Fund's investments.

     < Other Accounts Managed. In addition to managing the Fund's investment portfolio, each Portfolio Manager also manages other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information, as of August 31, 2007, regarding the other portfolios managed by each Portfolio Manager. No account has a performance-based advisory fee:

		Total Assets in		Total Assets in
	Registered	Registered	Other Pooled	Other Pooled		Total Assets
	Investment	Investment	Investment	Investment	Other	in Other
	Companies	Companies	Vehicles	Vehicles	Accounts	Accounts
Portfolio Manager	Managed	Managed [1]	Managed	Managed [1]	Managed	Managed [1,2]

Nikolaos D. Monoyios	22	$19,581	None	None	None	None

Marc Reinganum	2	$2,493	None	None	None	None

1.	In millions.

2.	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, each of the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

     ☐ Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of August 31, 2007, each Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper – Large-Cap Core Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

     ☐ Ownership of Fund Shares. As of August 31, 2007, the Portfolio Manager beneficially owned shares of the Fund as follows:

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Range of Shares Beneficially
Portfolio Manager	Owned in the Fund

Nikolaos D. Monoyios	$ 100,001 - $ 500,000

Marc Reinganum	$ 100,001 - $ 500,000

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares. However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Directors has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Directors may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended August 31, 2005, 2006 and 2007, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended August 31 2007, the Fund paid $7,102,221 in commissions to firms that provide brokerage and research services to the Fund with respect to $18,556,553,239 of aggregate portfolio transactions. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

Fiscal Year Ended August 31 Total Brokerage Commissions Paid by the Fund*

Fiscal Year Ended August 31	Total Brokerage Commissions Paid by the Fund*
2005	$24,616,997
2006	$17,683,512
2007	$15,019,231

*	Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

	Aggregate Front-End	Class A Front-End Sales
Fiscal Year Ended	Sales Charges on	Charges Retained by
August 31	Class A Shares	Distributor [1]

2005	$9,529,092	$2,610,498

2006	$7,383,383	$2,227,584

2007	$6,620,985	$1,963,596

	Concessions on	Concessions on	Concessions on	Concessions on
	Class A Shares	Class B Shares	Class C Shares	Class N Shares
Fiscal Year Ended	Advanced by	Advanced by	Advanced by	Advanced by
August 31	Distributor [1]	Distributor [1]	Distributor [1]	Distributor [1]

2005	$833,145	$6,642,211	$880,716	$366,692

2006	$476,156	$5,056,043	$576,080	$127,598

2007	$238,908	$3,781,915	$397,325	$66,601

1.	Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

	Class A	Class B	Class C	Class N
	Contingent	Contingent	Contingent	Contingent
	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
Fiscal Year Ended	Charges Retained	Charges Retained	Charges Retained	Charges Retained
August 31	by Distributor	by Distributor	by Distributor	by Distributor

2005	$32,005	$4,850,040	$127,421	$128,293

2006	$48,214	$3,727,258	$107,245	$68,399

2007	$34,701	$2,263,730	$42,588	$15,932

1.

The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Directors, including a majority of the Independent Directors1, cast in person at a meeting called for the purpose of voting on that plan.

________________________
1 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Directors" in this Statement of Additional Information refers to those Directors who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Directors and the Independent Directors must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Directors.

Each plan states that while it is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Directors.

     ☐ Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

For the fiscal year ended August 31, 2007 payments under the Class A plan totaled $19,968,890, of which $66,744 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $700,573 paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

     ☐ Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor’s agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

  may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B, Class C and Class N shares,

  bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,

  may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans, receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

  may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

  may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended August 31,2006

			Distributor's	Distributor's
			Aggregate	Unreimbursed
	Total Payments	Amount Retained	Unreimbursed	Expenses as % of
Class:	Under Plan	by Distributor	Expenses Under Plan	Net Assets of Class

Class B Plan	$13,493,205[1]	$10,484,892	$19,978,111	1.66%

Class C Plan	$11,512,666[2]	$749,807	$36,529,939	3.24%

Class N Plan	$1,157,219[3]	$349,266	$3,602,930	1.51%

1.	Includes $157,804 paid to an affiliate of the Distributor’s parent company.

2.	Includes $253,346 paid to an affiliate of the Distributor’s parent company.

3.	Includes $32,512 paid to an affiliate of the Distributor’s parent company.

All payments under the plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

☐

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see "About Your Account" in the Prospectus);

☐

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);

☐

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

☐

Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor.

These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

☐

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

	☐	The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD.

Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this Statement of Additional Information. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;

  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;

  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

For the year ended December 31, 2006, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

1st Global Capital Co.	Advantage Capital Corporation / FSC
Aegon	Aetna Life Ins & Annuity Co.
AG Edwards	AIG Financial Advisors
AIG Life	Allianz Life Insurance Company
Allstate Life	American Enterprise Life Insurance
American General Annuity	American Portfolios
Ameriprise	Ameritas
Annuity Investors Life	Associated Securities
AXA Advisors	AXA Equitable Life Insurance
Banc One Securities Corporation	BNY Investment Center
Cadaret Grant & Co, Inc.	Chase Investment Services
Citicorp Investment Services, Inc.	Citigroup Global Markets Inc (SSB)
CitiStreet	Citizen's Bank of Rhode Island
Columbus Life	Commonwealth Financial Network
CUNA Brokerage Services, Inc.	CUSO Financial Services, L.P.
Edward D Jones & Co.	Federal Kemper
Financial Network (ING)	GE Financial Assurance
GE Life & Annuity	Genworth Financial
GlenBrook Life and Annuity Co.	Great West Life
Hartford Life Insurance Co.	HD Vest Investment Services
Hewitt Associates	IFMG Securities, Inc.
ING Financial Advisers	ING Financial Partners
Jefferson Pilot Securities Co.	Kemper Investors Life Insurance Co.
Legend Equities Co.	Legg Mason Wood Walker
Lincoln Benefit National Life	Lincoln Financial
Lincoln Investment Planning, Inc.	Linsco Private Ledger Financial
Mass Mutual	McDonald Investments, Inc.
Merrill Lynch	Minnesota Life
Mony Life	Morgan Stanley Dean Witter
Multifinancial (ING)	Mutual Service Co.
National Planning Co.	Nationwide
NFP	Park Avenue Securities LLC
PFS Investments, Inc.	Phoenix Life Insurance Co.
Plan Member Securities	Prime Capital Services, Inc.
Primevest Financial Services, Inc.	Protective Life Insurance Co.
Provident Mutual Life & Annuity	Prudential
Raymond James & Associates, Inc.	RBC Daine Rauscher
Royal Alliance	Securities America, Inc.
Security Benefit	Security First-Metlife
Signator Investments	Sun Life Insurance Co.

Sun Trust Securities, Inc.	Thrivent Financial
Travelers Life & Annuity Co.	UBS Financial Services, Inc.
Union Central	United Planners
Wachovia	Walnut Street Securities (Met Life)
Waterstone Financial Group	Wells Fargo

For the year ended December 31, 2006, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.	A G Edwards
ACS HR Solutions	ADP
AETNA Life Ins & Annuity Co.	Alliance Benefit Group
American Enterprise Investments	American Express Retirement Service
American Funds (Fascorp)	American United Life Insurance Co.
Ameriprise	Ameritrade, Inc.
AMG Administrative Management Group	AST (American Stock & Transfer)
AXA Advisors	Baden Retirement
BCG - New	BCG (Programs for Benefit Plans)
Bear Stearns Securities Co.	Benefit Administration, Inc.(WA)
Benefit Administration, Inc.(WIS)	Benefit Plans Administration
Benetech, Inc.	Bisys
Boston Financial Data Services	Ceridian
Charles Schwab & Co, Inc.	Citigroup Global Markets Inc (SSB)
CitiStreet	City National Investments
Clark Consulting	CPI
DA Davidson & Co.	Daily Access. Com, Inc.
Davenport & Co, LLC	David Lerner Associates
Digital Retirement Solutions	DR, Inc.
Dyatech	E*Trade Clearing LLC
Edgewood	Edward D Jones & Co.
Equitable Life / AXA	ERISA Administrative Svcs, Inc
ExpertPlan.com	FAS Co. (FASCore/RK Pro)
FBD Consulting	Ferris Baker Watts, Inc.
Fidelity	First Clearing LLC
First Southwest Co.	First Trust - Datalynx
First Trust Corp	Franklin Templeton
Geller Group	Great West Life
H&R Block Financial Advisors, Inc.	Hartford Life Insurance Co.
HD Vest Investment Services	Hewitt Associates
HSBC Brokerage USA, Inc.	ICMA - RC Services
Independent Plan Coordinators	Ingham Group
Interactive Retirement Systems	Invesmart
Janney Montgomery Scott, Inc.	JJB Hillard W L Lyons, Inc.
John Hancock	JP Morgan
July Business Services	Kaufman & Goble
Legend Equities Co.	Legg Mason Wood Walker
Lehman Brothers, Inc.	Liberty-Columbia 529 Program
Lincoln Investment Planning, Inc.	Lincoln National Life Insurance Co.
Linsco Private Ledger Financial	MassMutual
Matrix Settlement & Clearance Services	McDonald Investments, Inc.

Mercer HR Services	Merrill Lynch
Mesirow Financial, Inc.	MetLife
MFS Investment Management	Mid Atlantic Capital Co.
Milliman USA	Morgan Keegan & Co, Inc.
Morgan Stanley Dean Witter	Nathan & Lewis Securities, Inc.
National City Bank	National Deferred Comp
National Financial	National Investor Services Co.
Nationwide	Newport Retirement Services
Northwest Plan Services	NY Life Benefits
Oppenheimer & Co, Inc.	Peoples Securities, Inc.
Pershing	PFPC
Piper Jaffray & Co.	Plan Administrators
Plan Member Securities	Primevest Financial Services, Inc.
Principal Life Insurance	Prudential
PSMI Group	Quads Trust Company
Raymond James & Associates, Inc.	Reliastar
Robert W Baird & Co.	RSM McGladrey
Scott & Stringfellow, Inc.	Scottrade, Inc.
Southwest Securities, Inc.	Standard Insurance Co
Stanley, Hunt, Dupree & Rhine	Stanton Group, Inc.
Sterne Agee & Leach, Inc.	Stifel Nicolaus & Co, Inc.
Sun Trust Securities, Inc.	Symetra
T Rowe Price	The 401k Company
The Princeton Retirement Group Inc.	The Retirement Plan Company, LLC
TruSource	TruSource Union Bank of CA
UBS Financial Services, Inc.	Unified Fund Services (UFS)
US Clearing Co.	USAA Investment Management Co.
USI Consulting Group	Valic
Vanguard Group	Wachovia
Web401K.com	Wedbush Morgan Securities
Wells Fargo	Wilmington Trust

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

  An investment in the Fund is not insured by the FDIC or any other government agency.

  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.

  When an investor's shares are redeemed, they may be worth more or less than their original cost.

  Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

     ☐  Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to March 1, 2001 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

     · Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending

Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

     · Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

· Average Annual Total Return (After Taxes on Distributions and Redemptions).

The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

     · Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

     · Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

		The Fund's Total Returns for the Periods Ended August 31, 2006

	Cumulative Total				Average Annual Total Returns

	Returns (10 years or						10-Years
	life-of-class)		1-Year		5-Years		(or life of class if less)

	After	Without	After	Without	After	Without	After Sales	Without
Class of	Sales	Sales	Sales	Sales	Sales	Sales	Charge	Sales
Shares	Charge	Charge	Charge	Charge	Charge	Charge		Charge

Class A1	75.70%	86.41%	9.24%	15.90%	9.67%	10.97%	5.80%	6.43%

Class B2	78.10%	78.10%	10.06%	15.06%	9.82%	10.09%	5.94%	5.94%

Class C3	72.94%	72.94%	14.09%	15.09%	10.15%	10.15%	5.63%	5.63%

Class N4	34.58%	34.58%	14.59%	15.59%	10.66%	10.66%	4.67%	4.67%

Class Y5	91.34%	91.34%	16.40%	16.40%	11.36%	11.36%	6.70%	6.70%

1.	Inception of Class A: 02/03/88

2.	Inception of Class B: 10/03/94

3.	Inception of Class C: 12/01/93

4.	Inception of Class N: 03/01/01

5.	Inception of Class Y: 11/01/96

1.	Inception of Class A: 02/03/88

Average Annual Total Returns for Class A1 Shares (After Sales Charge) For the Periods Ended August 31, 2006
	1-Year	5-Years	10-Years
After Taxes on Distributions	8.47%	9.36%	4.92%
After Taxes on Distributions and Redemption of Fund Shares	6.92%	8.34%	4.65%

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

☐ Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

☐  Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among large blend category Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

     ☐ Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, information about the performance of certain securities or commodities markets or segments of those markets,

  information about the performance of the economies of particular countries or regions,

  the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

  the availability of different types of securities or offerings of securities,

  information relating to the gross national or gross domestic product of the United States or other countries or regions,

  comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Portfolio Series:
Oppenheimer AMT-Free New York Municipals	Active Allocation Fund
Oppenheimer Balanced Fund	Equity Investor Fund
Oppenheimer Baring China Fund	Conservative Investor Fund
Oppenheimer Baring Japan Fund	Moderate Investor Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Core Bond Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer California Municipal Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Capital Appreciation Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Capital Income Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Champion Income Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Real Estate Fund
Oppenheimer Convertible Securities Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Dividend Growth Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester National Municipals
Oppenheimer Global Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Select Value Fund
Oppenheimer International Bond Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer International Diversified Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer International Growth Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer International Small Company Fund	Oppenheimer SMA International Bond Fund
Oppenheimer International Value Fund	Oppenheimer Strategic Income Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund	Oppenheimer Value Fund
Oppenheimer Limited Term Municipal Fund	Limited-Term New York Municipal Fund
Oppenheimer Main Street Fund	Rochester Fund Municipals
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund	And the following money market funds:
Oppenheimer MidCap Fund	Oppenheimer Cash Reserves
Oppenheimer New Jersey Municipal Fund	Oppenheimer Institutional Money Market Fund
Oppenheimer Pennsylvania Municipal Fund	Oppenheimer Money Market Fund, Inc.
LifeCycle Funds	Centennial California Tax Exempt Trust
Oppenheimer Transition 2010 Fund	Centennial Money Market Trust
Oppenheimer Transition 2015 Fund	Centennial New York Tax Exempt Trust
Oppenheimer Transition 2020 Fund	Centennial Tax Exempt Trust
Oppenheimer Transition 2030 Fund	Centennial Government Trust

There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letter of Intent. Under a Letter of Intent (a “Letter”), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds. A Letter is an investor’s statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class C shares of the Fund or other Oppenheimer funds during a 13-month period (the “Letter period”), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified shares" of Class A, Class B and Class C during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege (described below), and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter. In addition, the investor will be considered to have fulfilled the Letter if the value of the investor’s total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

Beginning on January 1, 2008, investors may also count Class A, Class B, Class C, Class G and Class H unit purchases in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor, to your share purchases that qualify for a Letter of Intent. You must notify the Distributor or your current intermediary of any qualifying 529 plan holdings.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that apply to the actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid may be adjusted to the lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

☐  Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.

     2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

     3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled “How to Exchange Shares”), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

     4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

     5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

     6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset

Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

☐  Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

☐  Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

☐  Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

  to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

  to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,

  to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,

  to all trustee-to-trustee IRA transfers,

  to all 90-24 type 403(b) transfers,

  to Group Retirement Plans (as defined in Appendix B to this SAI) which have entered into a special agreement with the Distributor for that purpose,

  to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,

  to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,

  to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,

  to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

  purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

     ☐  Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;

  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs; and

  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I Want To," or call 1.888.470.0862 for instructions. The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this Statement of Additional Information mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

     ☐  Securities Valuation. The Fund's Board of Directors has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

· Equity securities traded on a U.S. securities exchange or on NASDAQ® are valued as follows:

(1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ®, as applicable, on that day, or

(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

· Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1) at the last sale price available to the pricing service approved by the Board of Directors, or

(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

· Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

· The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued,

(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

· The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

· Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ®, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ® on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ® on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ®, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

· Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

· Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares or to reinvestment purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1%

of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Director, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund's other redemption requirements.

Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal

Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus. Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

☐  Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

☐  Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

  All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

The following funds only offer Class A shares:

Centennial California Tax Exempt Trust	Centennial New York Tax Exempt Trust
Centennial Government Trust	Centennial Tax Exempt Trust
Centennial Money Market Trust
The following funds do not offer Class N shares:
Limited Term New York Municipal Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester National Municipals
Oppenheimer Limited Term Municipal Fund	Oppenheimer Rochester North Carolina Municipal
Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer New Jersey Municipal Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Principal Protected Main Street Fund II	Oppenheimer Senior Floating Rate Fund
Oppenheimer Pennsylvania Municipal Fund	Rochester Fund Municipals
The following funds do not offer Class Y shares:
Limited Term New York Municipal Fund	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Principal Protected Main Street Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Balanced Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer California Municipal Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Capital Income Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Cash Reserves	Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Convertible Securities Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Dividend Growth Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester National Municipals
Oppenheimer Institutional Money Market Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer New Jersey Municipal Fund

  Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.

  Oppenheimer Institutional Money Market Fund only offers Class E, Class L and Class P shares.

  Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

  Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves acquired by exchange of Class M shares.

  Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of certain money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.

  Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.

  Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).

  Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund II until after the expiration of the warranty period (3/3/2011).

  Shares of Oppenheimer Principal Protected Main Street Fund III may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund III until after the expiration of the warranty period (12/16/2011).

  Class A, Class B, Class C and Class N shares of Oppenheimer Developing Markets Fund may be acquired by exchange only with a minimum initial investment of $50,000. An existing shareholder of each fund may make additional exchanges into that fund with as little as $50.

  Shares of Oppenheimer International Small Company Fund may be acquired only by existing shareholders of that fund. Existing shareholders may make exchanges into the fund with as little as $50.

  In most cases, shares of Oppenheimer Small- & Mid-Cap Value Fund may be acquired only by shareholders who currently own shares of that Fund.

  Oppenheimer Global Value Fund only offers Class A and Class Y shares. Class Y shares of that fund may be acquired only by participants in certain group retirement plans that have an agreement with the Distributor.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

     ☐  How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:· When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

     · When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

     · If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

     · When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

     · Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

     · With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

     · With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

     · With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     · With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan’s first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan’s first purchase of Class N shares of any Oppenheimer fund.

     · When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

     ☐ Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

 ☐  Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

 ☐  Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

     Tax Status of the Fund’s Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund’s dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

     Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. This avoids a “double tax” on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement. To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and certain other income.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

     Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

     Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Special provisions of the Internal Revenue Code govern the eligibility of the Fund’s dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund’s dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares. If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. The Fund may be subject to U.S. Federal income tax, and an interest charge, on certain distributions or gains from the sale of shares of a foreign company considered to be a PFIC, even if those amounts are paid out as dividends to shareholders. To avoid imposition of the interest charge, the Fund may elect to “mark to market” all PFIC shares that it holds at the end of each taxable year. In that case, any increase or decrease in the value of those shares would be recognized as ordinary income or as ordinary loss (but only to the extent of previously recognized “mark-to-market” gains).

Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder’s tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

     Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP audits the Fund's financial statements and performs other related audit services. Deloitte & Touche LLP also acts as the independent registered public accounting firm for certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by Deloitte & Touche LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Fund (the "Fund") a series of Oppenheimer Main Street
Fund, Inc., including the statement of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 9, 2007

STATEMENT OF INVESTMENTS  August 31, 2007
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.3%
--------------------------------------------------------------------------------
AUTOMOBILES--0.0%
General Motors Corp.                                   41,100   $     1,263,414
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.4%
Chipotle Mexican Grill,
Inc., Cl. B 1                                          43,733         4,106,091
--------------------------------------------------------------------------------
Marriott International,
Inc., Cl. A                                           709,700        31,524,874
--------------------------------------------------------------------------------
McDonald's Corp.                                    1,222,600        60,213,050
--------------------------------------------------------------------------------
Starwood Hotels &
Resorts Worldwide, Inc.                               310,500        18,977,760
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                   1,392,600        45,565,872
                                                                ----------------
                                                                    160,387,647

--------------------------------------------------------------------------------
MEDIA--3.6%
CBS Corp., Cl. B                                    1,743,700        54,943,987
--------------------------------------------------------------------------------
Clear Channel
Communications, Inc.                                1,724,500        64,254,870
--------------------------------------------------------------------------------
EchoStar Communications
Corp., Cl. A 1                                        801,000        33,898,320
--------------------------------------------------------------------------------
Gannett Co., Inc.                                     948,400        44,574,800
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                   701,400        35,722,302
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 1                               1,413,938        55,793,993
--------------------------------------------------------------------------------
Walt Disney Co. (The)                               3,713,300       124,766,880
                                                                ----------------
                                                                    413,955,152

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.1%
J.C. Penney Co., Inc.
(Holding Co.)                                         493,200        33,912,432
--------------------------------------------------------------------------------
Macy's, Inc.                                        1,284,400        40,741,168
--------------------------------------------------------------------------------
Sears Holdings Corp. 1                                267,800        38,445,368
--------------------------------------------------------------------------------
Target Corp.                                          187,500        12,361,875
                                                                ----------------
                                                                    125,460,843

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.8%
Home Depot, Inc.                                    1,547,500        59,284,725
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                1,348,900        41,127,961
                                                                ----------------
                                                                    100,412,686

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Nike, Inc., Cl. B                                     793,200   $    44,688,888
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.2%
--------------------------------------------------------------------------------
BEVERAGES--2.0%
Coca-Cola Co. (The)                                 2,245,800       120,779,124
--------------------------------------------------------------------------------
PepsiCo, Inc.                                       1,682,990       114,493,810
                                                                ----------------
                                                                    235,272,934

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.1%
Costco Wholesale
Corp.                                                 806,524        49,802,857
--------------------------------------------------------------------------------
Kroger Co. (The)                                    1,255,810        33,379,430
--------------------------------------------------------------------------------
Safeway, Inc.                                       1,257,800        39,909,994
                                                                ----------------
                                                                    123,092,281

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.8%
ConAgra Foods, Inc.                                 1,454,700        37,400,337
--------------------------------------------------------------------------------
General Mills, Inc.                                   776,000        43,362,880
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                      895,400        40,373,586
--------------------------------------------------------------------------------
Kellogg Co.                                           684,700        37,610,571
--------------------------------------------------------------------------------
Sara Lee Corp.                                      2,767,600        45,997,512
                                                                ----------------
                                                                    204,744,886

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.0%
Colgate-Palmolive Co.                                 118,500         7,858,920
--------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                               1,699,085       110,967,241
                                                                ----------------
                                                                    118,826,161

--------------------------------------------------------------------------------
TOBACCO--2.3%
Altria Group, Inc.                                  3,847,700       267,068,857
--------------------------------------------------------------------------------
ENERGY--14.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.5%
Schlumberger Ltd.                                   1,804,900       174,172,850
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--13.1%
Anadarko Petroleum
Corp.                                               1,288,500        63,110,730
--------------------------------------------------------------------------------
Apache Corp.                                          723,400        55,976,692
--------------------------------------------------------------------------------
Chevron Corp.                                       3,746,860       328,824,434
--------------------------------------------------------------------------------
ConocoPhillips                                      2,203,796       180,468,854
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                   7,165,896       614,332,264
--------------------------------------------------------------------------------
Hess Corp.                                            337,700        20,724,649

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS Continued
Kinder Morgan
Management LLC 1                                            1   $            29
--------------------------------------------------------------------------------
Marathon Oil Corp.                                  1,464,200        78,905,738
--------------------------------------------------------------------------------
Occidental Petroleum
Corp.                                               1,581,200        89,638,228
--------------------------------------------------------------------------------
Valero Energy Corp.                                 1,075,800        73,703,058
                                                                ----------------
                                                                  1,505,684,676

--------------------------------------------------------------------------------
FINANCIALS--18.1%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.1%
Ameriprise Financial, Inc.                            933,100        56,928,431
--------------------------------------------------------------------------------
Bank of New York Mellon
Corp.                                               1,613,984        65,253,373
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc.
(The) 2                                               329,700        35,825,202
--------------------------------------------------------------------------------
Goldman Sachs Group,
Inc. (The)                                            396,500        69,787,965
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                             813,600        59,962,320
--------------------------------------------------------------------------------
Morgan Stanley                                      1,082,238        67,499,184
                                                                ----------------
                                                                    355,256,475

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.9%
Fifth Third Bancorp                                 1,066,200        38,052,678
--------------------------------------------------------------------------------
KeyCorp                                               626,200        20,852,460
--------------------------------------------------------------------------------
U.S. Bancorp                                        1,582,470        51,192,905
--------------------------------------------------------------------------------
Wachovia Corp.                                      1,851,010        90,662,470
--------------------------------------------------------------------------------
Wells Fargo & Co.                                   3,783,220       138,238,859
                                                                ----------------
                                                                    338,999,372

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.1%
Discover Financial
Services 1                                            566,469        13,108,093
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.1%
Bank of America Corp.                               4,486,039       227,352,457
--------------------------------------------------------------------------------
Citigroup, Inc.                                     4,490,446       210,512,108
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                3,393,196       151,065,086
                                                                ----------------
                                                                    588,929,651

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE--5.6%
ACE Ltd.                                              531,600   $    30,705,216
--------------------------------------------------------------------------------
Allstate Corp.                                      1,360,800        74,503,800
--------------------------------------------------------------------------------
American International
Group, Inc.                                         2,233,305       147,398,130
--------------------------------------------------------------------------------
Aon Corp.                                             437,000        18,930,840
--------------------------------------------------------------------------------
Chubb Corp.                                         1,237,600        63,278,488
--------------------------------------------------------------------------------
CNA Financial Corp. 2                                 391,000        16,406,360
--------------------------------------------------------------------------------
Genworth Financial,
Inc., Cl. A                                         1,914,900        55,493,802
--------------------------------------------------------------------------------
Lincoln National Corp.                                470,900        28,668,392
--------------------------------------------------------------------------------
MetLife, Inc.                                         474,200        30,372,510
--------------------------------------------------------------------------------
Principal Financial
Group, Inc. (The)                                     843,200        46,789,168
--------------------------------------------------------------------------------
Travelers Cos., Inc.
(The)                                               1,450,400        73,303,216
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                711,200        54,193,440
                                                                ----------------
                                                                    640,043,362

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
General Growth
Properties, Inc.                                      156,000         7,754,760
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.2%
Fannie Mae                                          1,203,600        78,968,196
--------------------------------------------------------------------------------
Washington Mutual,
Inc. 2                                              1,505,900        55,296,648
                                                                ----------------
                                                                    134,264,844

--------------------------------------------------------------------------------
HEALTH CARE--14.0%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.0%
Amgen, Inc. 1                                       1,006,900        50,455,759
--------------------------------------------------------------------------------
Biogen Idec, Inc. 1                                   766,600        48,924,412
--------------------------------------------------------------------------------
Genentech, Inc. 1                                     230,900        17,273,629
                                                                ----------------
                                                                    116,653,800

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
Baxter International, Inc.                            929,800        50,915,848
--------------------------------------------------------------------------------
Covidien Ltd. 1                                       532,325        21,202,505
--------------------------------------------------------------------------------
Medtronic, Inc.                                     1,003,300        53,014,372
--------------------------------------------------------------------------------
Zimmer Holdings, Inc. 1                               405,600        31,770,648
                                                                ----------------
                                                                    156,903,373

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--5.5%
Aetna, Inc.                                         1,445,600   $    73,595,496
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                 194,900        13,327,262
--------------------------------------------------------------------------------
CIGNA Corp.                                           932,400        48,186,432
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                               694,800        38,040,300
--------------------------------------------------------------------------------
McKesson Corp.                                        837,300        47,901,933
--------------------------------------------------------------------------------
Medco Health Solutions,
Inc. 1                                                786,500        67,206,425
--------------------------------------------------------------------------------
UnitedHealth Group,
Inc.                                                3,653,294       182,701,233
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                   1,959,872       157,946,084
                                                                ----------------
                                                                    628,905,165

--------------------------------------------------------------------------------
PHARMACEUTICALS--6.1%
Bristol-Myers Squibb Co.                            2,396,800        69,866,720
--------------------------------------------------------------------------------
Eli Lilly & Co.                                     1,009,300        57,883,355
--------------------------------------------------------------------------------
Forest Laboratories,
Inc. 1                                                992,700        37,355,301
--------------------------------------------------------------------------------
Johnson & Johnson                                   3,716,144       229,620,538
--------------------------------------------------------------------------------
Pfizer, Inc.                                       10,655,445       264,681,254
--------------------------------------------------------------------------------
Wyeth                                               1,077,300        49,878,990
                                                                ----------------
                                                                    709,286,158

--------------------------------------------------------------------------------
INDUSTRIALS--9.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.5%
Boeing Co.                                            691,600        66,877,720
--------------------------------------------------------------------------------
General Dynamics Corp.                                430,000        33,780,800
--------------------------------------------------------------------------------
Honeywell International,
Inc.                                                1,439,500        80,827,925
--------------------------------------------------------------------------------
L-3 Communications
Holdings, Inc.                                        172,600        17,002,826
--------------------------------------------------------------------------------
Lockheed Martin
Corp.                                                 800,500        79,361,570
--------------------------------------------------------------------------------
Northrop Grumman
Corp.                                                 906,600        71,476,344
--------------------------------------------------------------------------------
Precision Castparts
Corp.                                                 198,500        25,866,535
--------------------------------------------------------------------------------
Raytheon Co.                                        1,050,900        64,462,206
--------------------------------------------------------------------------------
United Technologies
Corp.                                               1,022,400        76,301,712
                                                                ----------------
                                                                    515,957,638

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.4%
United Parcel Service,
Inc., Cl. B                                           661,400   $    50,173,804
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.1%
3M Co.                                                631,700        57,478,383
--------------------------------------------------------------------------------
General Electric Co.                                6,471,100       251,531,657
--------------------------------------------------------------------------------
Tyco International Ltd.                             1,025,525        45,287,184
                                                                ----------------
                                                                    354,297,224

--------------------------------------------------------------------------------
MACHINERY--1.0%
Caterpillar, Inc.                                     537,500        40,726,375
--------------------------------------------------------------------------------
Cummins, Inc.                                          97,200        11,510,424
--------------------------------------------------------------------------------
Eaton Corp.                                           610,800        57,549,576
--------------------------------------------------------------------------------
ITT Corp.                                              88,800         6,037,512
                                                                ----------------
                                                                    115,823,887

--------------------------------------------------------------------------------
ROAD & RAIL--0.1%
Laidlaw International,
Inc.                                                   59,900         2,076,134
--------------------------------------------------------------------------------
Union Pacific Corp.                                   102,700        11,458,239
                                                                ----------------
                                                                     13,534,373

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--21.3%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--4.2%
Cisco Systems, Inc. 1                              10,058,100       321,054,552
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                            1,991,074        65,546,156
--------------------------------------------------------------------------------
Motorola, Inc.                                      2,193,000        37,171,350
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                      1,426,775        56,914,055
                                                                ----------------
                                                                    480,686,113

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--6.4%
Apple, Inc. 1                                         907,200       125,629,056
--------------------------------------------------------------------------------
Dell, Inc. 1                                        2,121,500        59,932,375
--------------------------------------------------------------------------------
EMC Corp. 1                                         3,538,100        69,559,046
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                 3,585,000       176,919,750
--------------------------------------------------------------------------------
International Business
Machines Corp.                                      2,605,400       304,024,126
                                                                ----------------
                                                                    736,064,353

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Agilent Technologies,
Inc. 1                                              1,518,000   $    55,255,200
--------------------------------------------------------------------------------
Tyco Electronics Ltd. 1                               532,325        18,562,173
                                                                ----------------
                                                                     73,817,373

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.0%
Google, Inc., Cl. A 1                                 211,900       109,181,475
--------------------------------------------------------------------------------
IT SERVICES--2.6%
Accenture Ltd., Cl. A                               1,578,500        65,049,985
--------------------------------------------------------------------------------
Automatic Data
Processing, Inc.                                    1,355,600        62,005,144
--------------------------------------------------------------------------------
Electronic Data Systems
Corp.                                               2,283,700        52,273,893
--------------------------------------------------------------------------------
First Data Corp.                                    2,505,800        83,242,676
--------------------------------------------------------------------------------
MasterCard, Inc., Cl. A 2                             226,900        31,083,031
                                                                ----------------
                                                                    293,654,729

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.4%
Xerox Corp. 1                                       2,814,900        48,219,237
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.8%
Analog Devices, Inc.                                  952,900        35,142,952
--------------------------------------------------------------------------------
Applied Materials, Inc.                             2,470,300        52,765,608
--------------------------------------------------------------------------------
Intel Corp.                                         2,818,000        72,563,500
--------------------------------------------------------------------------------
Texas Instruments, Inc.                             1,463,700        50,117,088
                                                                ----------------
                                                                    210,589,148

--------------------------------------------------------------------------------
SOFTWARE--4.3%
Adobe Systems, Inc. 1                               1,071,200        45,793,800
--------------------------------------------------------------------------------
Microsoft Corp.                                    12,929,754       371,471,832
--------------------------------------------------------------------------------
Oracle Corp. 1                                      3,962,100        80,351,388
                                                                ----------------
                                                                    497,617,020

--------------------------------------------------------------------------------
MATERIALS--2.1%
--------------------------------------------------------------------------------
CHEMICALS--0.8%
Air Products &
Chemicals, Inc.                                        94,100         8,469,941
--------------------------------------------------------------------------------
Dow Chemical Co.
(The)                                               1,468,600        62,606,418
--------------------------------------------------------------------------------
PPG Industries, Inc.                                  189,000        13,863,150
                                                                ----------------
                                                                     84,939,509

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING--0.9%
Nucor Corp.                                           689,400   $    36,469,260
--------------------------------------------------------------------------------
Southern Copper
Corp. 2                                               317,700        33,437,925
--------------------------------------------------------------------------------
United States Steel
Corp.                                                 380,600        35,959,088
                                                                ----------------
                                                                    105,866,273

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.4%
International Paper Co.                             1,305,900        45,850,149
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.5%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
AT&T, Inc.                                          2,221,691        88,578,820
--------------------------------------------------------------------------------
Qwest Communications
International, Inc. 1                               6,505,900        58,227,805
--------------------------------------------------------------------------------
Verizon Communications,
Inc.                                                3,003,600       125,790,768
                                                                ----------------
                                                                    272,597,393

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.1%
Alltel Corp.                                          659,300        45,003,818
--------------------------------------------------------------------------------
Sprint Nextel Corp.                                 4,654,331        88,059,943
                                                                ----------------
                                                                    133,063,761

--------------------------------------------------------------------------------
UTILITIES--1.5%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.8%
American Electric Power
Co., Inc.                                             521,300        23,187,424
--------------------------------------------------------------------------------
Edison International,
Inc.                                                  826,700        43,575,357
--------------------------------------------------------------------------------
Progress Energy, Inc.                                 497,400        22,820,712
--------------------------------------------------------------------------------
Progress Energy, Inc.,
Contingent Value
Obligation 1,3                                        680,100           224,433
                                                                ----------------
                                                                     89,807,926

--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.7%
PG&E Corp.                                            896,900        39,912,050
--------------------------------------------------------------------------------
Sempra Energy                                         711,200        39,137,334
                                                                ----------------
                                                                     79,049,384
                                                                ----------------
Total Common Stocks
(Cost $9,155,401,834)                                            11,475,927,097

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Wachovia Corp.,
Dividend Equalization
Preferred Shares 1,3
(Cost $0)                                             100,000   $           110

                                                        UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Dime Bancorp, Inc.
Wts., Exp. 1/2/10 1                                   485,800           111,783
--------------------------------------------------------------------------------
Lucent Technologies,
Inc. Wts., Exp. 12/10/07 1                             68,554             2,057
                                                                ----------------
Total Rights, Warrants and Certificates
(Cost $0)                                                               113,840

--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from
Securities Loaned)
(Cost $9,155,401,834)                                            11,476,041,047

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--1.0% 4
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.0%
Undivided interest of 3.22% in joint repurchase
agreement (Principal Amount/Value $3,500,000,000,
with a maturity value of $3,502,100,000) with
Bank of America NA, 5.40%, dated 08/31/07,
to be repurchased at $112,622,164 on
9/4/07, collateralized by U.S. Agency
Mortgages, 5%-5.50%, 3/1/34-6/1/35,
with a value of
$3,570,000,000
(Cost $112,554,631)                              $112,554,631   $   112,554,631

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $9,267,956,465)                                   100.7%   11,588,595,678
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                          (0.7)      (76,104,210)
                                                 -------------------------------
NET ASSETS                                              100.0%  $11,512,491,468
                                                 ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 7 of accompanying Notes.

3. Illiquid security. The aggregate value of illiquid securities as of August
31, 2007 was $224,543, which represents less than 0.005% of the Fund's net assets. See Note 6 of accompanying Notes.

4. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of accompanying Notes.

The following issuer was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2007 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the
Fund and the issuer having the same investment advisor. There were no affiliate securities held by the Fund as of August 31, 2007. Transactions during the period in which the issuer was an affiliate are as follows:

                                      SHARES           GROSS           GROSS            SHARES
                             AUGUST 31, 2006       ADDITIONS      REDUCTIONS   AUGUST 31, 2007
----------------------------------------------------------------------------------------------

Oppenheimer Institutional
Money Market Fund, Cl. E                  --   1,458,649,664   1,458,649,664                --
                                                                                      DIVIDEND
                                                                                        INCOME
----------------------------------------------------------------------------------------------

Oppenheimer Institutional
Money Market Fund, Cl. E                                                          $  2,556,711

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------
Investments, at value (cost $9,267,956,465)--see accompanying statement of investments   $  11,588,595,678
-----------------------------------------------------------------------------------------------------------
Cash                                                                                             5,238,484
-----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                45,763,029
Interest and dividends                                                                          22,628,877
Other                                                                                              210,421
                                                                                         ------------------
Total assets                                                                                11,662,436,489

-----------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                     112,554,631
-----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                                29,884,291
Distribution and service plan fees                                                               4,452,403
Transfer and shareholder servicing agent fees                                                    1,595,717
Shareholder communications                                                                       1,225,438
Directors' compensation                                                                            121,603
Other                                                                                              110,938
                                                                                         ------------------
Total liabilities                                                                              149,945,021

-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $  11,512,491,468
                                                                                         ==================

-----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                     $       2,682,317
-----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   8,163,207,286
-----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                               75,037,327
-----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                 950,925,325
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                            2,320,639,213
                                                                                         ------------------
NET ASSETS                                                                               $  11,512,491,468
                                                                                         ==================

-----------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $8,015,873,016 and 185,490,141 shares of capital stock outstanding)                            $  43.21
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                       $  45.85
-----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $1,206,239,895 and 28,836,079 shares of capital stock outstanding)                             $  41.83
-----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $1,126,093,710 and 26,999,468 shares of capital stock outstanding)                             $  41.71
-----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $238,067,937 and 5,590,356 shares of capital stock outstanding)                                $  42.59
-----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $926,216,910 and 21,315,699 shares of
capital stock outstanding)                                                                        $  43.45

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                          $    218,283,935
Affiliated companies                                                                   2,556,711
-------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                 1,143,784
-------------------------------------------------------------------------------------------------
Interest                                                                                 840,586
-------------------------------------------------------------------------------------------------
Other income                                                                             345,032
                                                                                -----------------
Total investment income                                                              223,170,048

-------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------
Management fees                                                                       53,736,971
-------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                               19,968,890
Class B                                                                               13,493,205
Class C                                                                               11,512,666
Class N                                                                                1,157,219
-------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                               14,000,234
Class B                                                                                2,195,896
Class C                                                                                1,911,325
Class N                                                                                  475,488
Class Y                                                                                  157,294
-------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                1,259,482
Class B                                                                                  450,953
Class C                                                                                  145,867
Class N                                                                                   13,721
-------------------------------------------------------------------------------------------------
Directors' compensation                                                                  206,587
-------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                               66,600
-------------------------------------------------------------------------------------------------
Administration service fees                                                                1,500
-------------------------------------------------------------------------------------------------
Other                                                                                    357,259
                                                                                -----------------
Total expenses                                                                       121,111,157
Less reduction to custodian expenses                                                      (2,567)
Less waivers and reimbursements of expenses                                              (48,738)
                                                                                -----------------
Net expenses                                                                         121,059,852

-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                102,110,196

-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------
Net realized gain on:
Investments from unaffiliated companies                                         $  1,445,800,255
Foreign currency transactions                                                          1,219,887
Net increase from payment by affiliate                                                    47,596
                                                                                -----------------
Net realized gain                                                                  1,447,067,738
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                          153,298,145
Translation of assets and liabilities denominated in foreign currencies               (1,310,611)
                                                                                -----------------
Net change in unrealized appreciation                                                151,987,534

-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $  1,701,165,468
                                                                                =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                                           2007                2006
-------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $     102,110,196   $      86,868,345
-------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                      1,447,067,738         886,986,823
-------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                    151,987,534          18,438,234
                                                                                   --------------------------------------
Net increase in net assets resulting from operations                                   1,701,165,468         992,293,402

-------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                                  (73,117,391)        (78,299,257)
Class B                                                                                     (984,972)         (1,493,470)
Class C                                                                                   (2,391,155)         (3,049,966)
Class N                                                                                   (1,498,558)         (1,478,142)
Class Y                                                                                  (10,050,408)         (7,871,769)
                                                                                   --------------------------------------
                                                                                         (88,042,484)        (92,192,604)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                 (307,631,500)                 --
Class B                                                                                  (56,774,032)                 --
Class C                                                                                  (45,635,308)                 --
Class N                                                                                   (8,621,612)                 --
Class Y                                                                                  (28,797,341)                 --
                                                                                   --------------------------------------
                                                                                        (447,459,793)                 --

-------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                                 (477,905,838)       (740,971,280)
Class B                                                                                 (385,057,480)       (656,284,844)
Class C                                                                                  (95,608,923)       (189,937,693)
Class N                                                                                    8,020,928          14,934,343
Class Y                                                                                  179,390,811         143,274,771
                                                                                   --------------------------------------
                                                                                        (771,160,502)     (1,428,984,703)

-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                                394,502,689        (528,883,905)
-------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   11,117,988,779      11,646,872,684
                                                                                   --------------------------------------
End of period (including accumulated net investment income of
$75,037,327 and $60,937,269, respectively)                                         $  11,512,491,468   $  11,117,988,779
                                                                                   ======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    39.12         $    36.18     $    32.78     $    29.62       $    27.90
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .42 1              .35 1          .47 1          .26              .22
Net realized and unrealized gain                        5.64               2.96           3.34           3.10             1.69
                                                  -------------------------------------------------------------------------------
Total from investment operations                        6.06               3.31           3.81           3.36             1.91
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.38)              (.37)          (.41)          (.20)            (.19)
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.97)              (.37)          (.41)          (.20)            (.19)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    43.21         $    39.12     $    36.18     $    32.78       $    29.62
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.90%              9.19%         11.68%         11.37%            6.93%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $8,015,873         $7,680,186     $7,810,714     $7,384,256       $7,033,312
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $8,183,830         $7,845,096     $7,759,230     $7,521,103       $6,310,359
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.00%              0.93%          1.36%          0.75%            0.87%
Total expenses                                          0.89% 4,5,6        0.92% 5        0.92% 5        0.93% 5,7        0.97% 5
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              0.89%

5. Reduction to custodian expenses less than 0.005%.

6. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    37.87         $    34.99     $    31.67     $    28.68       $    27.04
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .10 1              .05 1          .20 1         (.21)            (.13)
Net realized and unrealized gain                        5.48               2.86           3.21           3.20             1.77
                                                  -------------------------------------------------------------------------------
Total from investment operations                        5.58               2.91           3.41           2.99             1.64
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.03)              (.03)          (.09)            --               --
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.62)              (.03)          (.09)            --               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    41.83         $    37.87     $    34.99     $    31.67       $    28.68
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.06%              8.32%         10.79%         10.43%            6.06%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,206,240         $1,453,679     $1,968,829     $2,558,206       $2,941,765
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,354,135         $1,685,648     $2,295,269     $2,884,434       $2,964,666
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            0.24%              0.13%          0.59%         (0.10)%           0.04%
Total expenses                                          1.65% 4,5,6        1.71% 4        1.72% 4        1.78% 4,7        1.81% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Reduction to custodian expenses less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              1.65%

6. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS C     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    37.81         $    34.98     $    31.71     $    28.69       $    27.03
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .11 1              .07 1          .21 1         (.03)              --
Net realized and unrealized gain                        5.46               2.85           3.22           3.05             1.66
                                                  -------------------------------------------------------------------------------
Total from investment operations                        5.57               2.92           3.43           3.02             1.66
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.08)              (.09)          (.16)            --               --
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.67)              (.09)          (.16)            --               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    41.71         $    37.81     $    34.98     $    31.71       $    28.69
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.09%              8.36%         10.83%         10.53%            6.14%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,126,093         $1,107,962     $1,206,335     $1,241,930       $1,188,826
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,155,527         $1,163,337     $1,250,845     $1,278,659       $1,111,131
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            0.26%              0.18%          0.62%         (0.01)%           0.09%
Total expenses                                          1.64% 4,5,6        1.67% 4        1.67% 4        1.70% 4,7        1.74% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Reduction to custodian expenses less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              1.64%

6. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    38.59         $    35.71     $    32.39     $    29.33       $    27.72
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .30 1              .24 1          .35 1          .15              .20
Net realized and unrealized gain                        5.57               2.92           3.30           3.05             1.65
                                                  -----------------------------------------------------------------------------
Total from investment operations                        5.87               3.16           3.65           3.20             1.85
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.28)              (.28)          (.33)          (.14)            (.24)
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.87)              (.28)          (.33)          (.14)            (.24)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    42.59         $    38.59     $    35.71     $    32.39       $    29.33
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.59%              8.87%         11.30%         10.93%            6.78%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  238,068         $  207,339     $  177,463     $  150,955       $   79,188
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  232,421         $  194,639     $  168,866     $  122,478       $   60,950
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   0.73%              0.63%          1.02%          0.38%            0.65%
Total expenses                                          1.17% 4            1.22%          1.26%          1.31%            1.23%
Expenses after payments,
waivers and/or reimbursements
and reduction to custodian expenses                     1.17%              1.22%          1.26%          1.31%            1.18%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              1.17%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS Y     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    39.33         $    36.38     $    32.93     $    29.75       $    28.02
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .60 1              .52 1          .64 1          .34              .11
Net realized and unrealized gain                        5.67               2.96           3.34           3.13             1.86
                                                  -----------------------------------------------------------------------------
Total from investment operations                        6.27               3.48           3.98           3.47             1.97
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.56)              (.53)          (.53)          (.29)            (.24)
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (2.15)              (.53)          (.53)          (.29)            (.24)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    43.45         $    39.33     $    36.38     $    32.93       $    29.75
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     16.40%              9.63%         12.15%         11.69%            7.11%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  926,217         $  668,823     $  483,532     $  570,991       $  441,460
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  844,472         $  594,018     $  496,349     $  558,130       $  242,029
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.42%              1.38%          1.82%          1.07%            1.01%
Total expenses                                          0.48% 4            0.49%          0.53%          0.60%            0.87%
Expenses after payments,
waivers and/or reimbursements
and reduction to custodian expenses                     0.48%              0.49%          0.53%          0.60%            0.83%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              0.48%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Fund (the Fund) is a separate series of Oppenheimer Main
Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total return. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are

valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of
Directors. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The
Fund may invest the available cash in Class E shares of Oppenheimer
Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of
1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments, if applicable.
As a shareholder, the Fund is subject to its proportional share of IMMF's Class
E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
   UNDISTRIBUTED     UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT        LONG-TERM                 LOSS   FOR FEDERAL INCOME
   INCOME                     GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
   -------------------------------------------------------------------------
   $  422,026,088   $  679,149,786            $  23,186     $  2,245,585,717

1. The Fund had $23,186 of post-October foreign currency losses which were deferred.

2. During the fiscal year ended August 31, 2007, the Fund utilized $489,935 of capital loss carryforward to offset capital gains realized in that fiscal year. a

   a. Includes $489,935 of capital loss carryforwards acquired in the September
   4, 2003 merger of Oppenheimer Trinity Core Fund.

3. During the fiscal year ended August 31, 2006, the Fund utilized $669,602,504 of capital loss carryforward to offset capital gains realized in that fiscal year. a

   a. Includes $489,935 of capital loss carryforwards acquired in the September
   4, 2003 merger of Oppenheimer Trinity Core Fund.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the

fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                    INCREASE TO                REDUCTION TO
                                    ACCUMULATED             ACCUMULATED NET
     INCREASE TO                 NET INVESTMENT               REALIZED GAIN
     PAID-IN CAPITAL                     INCOME            ON INVESTMENTS 4
     ----------------------------------------------------------------------
     $  135,926,902                   $  32,346              $  135,959,248

4. $135,436,967, including $91,036,771 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 was as follows:

                                               YEAR ENDED        YEAR ENDED
                                          AUGUST 31, 2007   AUGUST 31, 2006
      ---------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                      $   88,042,359     $  92,192,604
      Long-term capital gain                  447,459,918                --
                                          ---------------------------------
      Total                                $  535,502,277     $  92,192,604
                                          =================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities           $  9,343,009,961
                                               ================

      Gross unrealized appreciation            $  2,404,926,593
      Gross unrealized depreciation                (159,340,876)
                                               ----------------
      Net unrealized appreciation              $  2,245,585,717
                                               ================

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 840 million shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                              YEAR ENDED AUGUST 31, 2007          YEAR ENDED AUGUST 31, 2006
                                SHARES            AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------

CLASS A
Sold                        20,628,969   $   853,510,126       26,624,100    $ 1,007,441,844
Dividends and/or
distributions reinvested     8,913,226       355,994,212        1,913,771         71,938,634
Redeemed                   (40,383,161)   (1,687,410,176)     (48,081,986)    (1,820,351,758)
                           ------------------------------------------------------------------
Net decrease               (10,840,966)  $  (477,905,838)     (19,544,115)   $  (740,971,280)
                           ==================================================================

---------------------------------------------------------------------------------------------
CLASS B
Sold                         3,060,604   $   123,359,939        4,058,713    $   149,179,170
Dividends and/or
distributions reinvested     1,421,750        55,277,609           38,325          1,403,097
Redeemed                   (14,028,498)     (563,695,028)     (21,981,611)      (806,867,111)
                           ------------------------------------------------------------------
Net decrease                (9,546,144)  $  (385,057,480)     (17,884,573)   $  (656,284,844)
                           ==================================================================

---------------------------------------------------------------------------------------------
CLASS C
Sold                         2,308,996   $    92,663,359        2,576,737    $    94,490,367
Dividends and/or
distributions reinvested     1,087,129        42,137,114           72,361          2,644,058
Redeemed                    (5,696,274)     (230,409,396)      (7,833,508)      (287,072,118)
                           ------------------------------------------------------------------
Net decrease                (2,300,149)  $   (95,608,923)      (5,184,410)   $  (189,937,693)
                           ==================================================================

---------------------------------------------------------------------------------------------
CLASS N
Sold                         1,607,897   $    65,689,791        2,043,767    $    76,211,483
Dividends and/or
distributions reinvested       249,507         9,840,578           38,592          1,434,091
Redeemed                    (1,640,570)      (67,509,441)      (1,677,909)       (62,711,231)
                           ------------------------------------------------------------------
Net increase                   216,834   $     8,020,928          404,450    $    14,934,343
                           ==================================================================

---------------------------------------------------------------------------------------------
CLASS Y
Sold                         9,204,931   $   387,484,627        8,687,755    $   331,059,516
Dividends and/or
distributions reinvested       944,172        37,804,657          202,236          7,618,220
Redeemed                    (5,837,620)     (245,898,473)      (5,178,566)      (195,402,965)
                           ------------------------------------------------------------------
Net increase                 4,311,483   $   179,390,811        3,711,425    $   143,274,771
                           ==================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August
31, 2007, were as follows:

                                          PURCHASES              SALES
           -----------------------------------------------------------
           Investment securities   $ 12,116,364,462   $ 13,258,544,640

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                 FEE SCHEDULE
                 -----------------------------------------------
                 Up to $200 million                        0.65%
                 Next $150 million                         0.60
                 Next $150 million                         0.55
                 Over $500 million                         0.45

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended August 31, 2007, the Fund paid
$18,921,456 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and
Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or
Class N plan is terminated by the Fund or by the shareholders of a class, the
Board of Directors and its independent directors must determine whether the
Distributor shall be entitled to payment from the Fund of all or a portion of the service

fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at June 30, 2007 for Class B, Class C and
Class N shares were $19,978,111, $36,529,939 and $3,602,930, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------

August 31, 2007     $ 1,963,596        $ 34,701     $ 2,263,730        $ 42,588        $ 15,932

--------------------------------------------------------------------------------
PAYMENTS, WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended August 31, 2007, the Manager waived $48,738 for IMMF management fees.

      The Distributor paid the Fund $47,596 in restitution as part of a settlement with respect to an investigation of certain agreements between the
Distributor and various financial intermediaries that had selling agreements with the Distributor. The payment increased the Fund's total returns by less than 0.01%.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of August 31, 2007, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of August 31, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of August 31, 2007, the Fund had on loan securities valued at $104,898,203, which are included in the
Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $112,554,631 was received for the loans, all of which was received in cash and subsequently invested in approved investments.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
August 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of August 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    39.12         $    36.18     $    32.78     $    29.62       $    27.90
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .42 1              .35 1          .47 1          .26              .22
Net realized and unrealized gain                        5.64               2.96           3.34           3.10             1.69
                                                  -------------------------------------------------------------------------------
Total from investment operations                        6.06               3.31           3.81           3.36             1.91
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.38)              (.37)          (.41)          (.20)            (.19)
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.97)              (.37)          (.41)          (.20)            (.19)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    43.21         $    39.12     $    36.18     $    32.78       $    29.62
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.90%              9.19%         11.68%         11.37%            6.93%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $8,015,873         $7,680,186     $7,810,714     $7,384,256       $7,033,312
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $8,183,830         $7,845,096     $7,759,230     $7,521,103       $6,310,359
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.00%              0.93%          1.36%          0.75%            0.87%
Total expenses                                          0.89% 4,5,6        0.92% 5        0.92% 5        0.93% 5,7        0.97% 5
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              0.89%

5. Reduction to custodian expenses less than 0.005%.

6. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    37.87         $    34.99     $    31.67     $    28.68       $    27.04
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .10 1              .05 1          .20 1         (.21)            (.13)
Net realized and unrealized gain                        5.48               2.86           3.21           3.20             1.77
                                                  -------------------------------------------------------------------------------
Total from investment operations                        5.58               2.91           3.41           2.99             1.64
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.03)              (.03)          (.09)            --               --
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.62)              (.03)          (.09)            --               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    41.83         $    37.87     $    34.99     $    31.67       $    28.68
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.06%              8.32%         10.79%         10.43%            6.06%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,206,240         $1,453,679     $1,968,829     $2,558,206       $2,941,765
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,354,135         $1,685,648     $2,295,269     $2,884,434       $2,964,666
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            0.24%              0.13%          0.59%         (0.10)%           0.04%
Total expenses                                          1.65% 4,5,6        1.71% 4        1.72% 4        1.78% 4,7        1.81% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Reduction to custodian expenses less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              1.65%

6. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS C     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    37.81         $    34.98     $    31.71     $    28.69       $    27.03
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .11 1              .07 1          .21 1         (.03)              --
Net realized and unrealized gain                        5.46               2.85           3.22           3.05             1.66
                                                  -------------------------------------------------------------------------------
Total from investment operations                        5.57               2.92           3.43           3.02             1.66
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.08)              (.09)          (.16)            --               --
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.67)              (.09)          (.16)            --               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    41.71         $    37.81     $    34.98     $    31.71       $    28.69
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.09%              8.36%         10.83%         10.53%            6.14%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,126,093         $1,107,962     $1,206,335     $1,241,930       $1,188,826
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,155,527         $1,163,337     $1,250,845     $1,278,659       $1,111,131
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            0.26%              0.18%          0.62%         (0.01)%           0.09%
Total expenses                                          1.64% 4,5,6        1.67% 4        1.67% 4        1.70% 4,7        1.74% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Reduction to custodian expenses less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              1.64%

6. Voluntary waiver or reimbursement of indirect management fees less than
0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    38.59         $    35.71     $    32.39     $    29.33       $    27.72
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .30 1              .24 1          .35 1          .15              .20
Net realized and unrealized gain                        5.57               2.92           3.30           3.05             1.65
                                                  -----------------------------------------------------------------------------
Total from investment operations                        5.87               3.16           3.65           3.20             1.85
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.28)              (.28)          (.33)          (.14)            (.24)
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.87)              (.28)          (.33)          (.14)            (.24)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    42.59         $    38.59     $    35.71     $    32.39       $    29.33
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.59%              8.87%         11.30%         10.93%            6.78%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  238,068         $  207,339     $  177,463     $  150,955       $   79,188
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  232,421         $  194,639     $  168,866     $  122,478       $   60,950
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   0.73%              0.63%          1.02%          0.38%            0.65%
Total expenses                                          1.17% 4            1.22%          1.26%          1.31%            1.23%
Expenses after payments,
waivers and/or reimbursements
and reduction to custodian expenses                     1.17%              1.22%          1.26%          1.31%            1.18%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              1.17%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS Y     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    39.33         $    36.38     $    32.93     $    29.75       $    28.02
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .60 1              .52 1          .64 1          .34              .11
Net realized and unrealized gain                        5.67               2.96           3.34           3.13             1.86
                                                  -----------------------------------------------------------------------------
Total from investment operations                        6.27               3.48           3.98           3.47             1.97
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.56)              (.53)          (.53)          (.29)            (.24)
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (2.15)              (.53)          (.53)          (.29)            (.24)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    43.45         $    39.33     $    36.38     $    32.93       $    29.75
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     16.40%              9.63%         12.15%         11.69%            7.11%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  926,217         $  668,823     $  483,532     $  570,991       $  441,460
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  844,472         $  594,018     $  496,349     $  558,130       $  242,029
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.42%              1.38%          1.82%          1.07%            1.01%
Total expenses                                          0.48% 4            0.49%          0.53%          0.60%            0.87%
Expenses after payments,
waivers and/or reimbursements
and reduction to custodian expenses                     0.48%              0.49%          0.53%          0.60%            0.83%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              0.48%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Appendix A

RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG -TERM RATINGS : BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT -TERM RATINGS – TAXABLE DEBT )

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG -TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation; and

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT -TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of 'B-1,' 'B-2,' and 'B-3' may be assigned to indicate finer distinctions within the 'B' category.

B-1 A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2 A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, but the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term credit rating symbols (for example, 'SP-1+/A-1+').

NOTES :

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG -TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote expectations of very low credit risk. They indicate a very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote expectation sof low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative.

  For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT -TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes an entity or sovereign that has defaulted on all of its financial obligations.

Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term “Retirement Plan” refers to the following types of plans:

1)	plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)	non-qualified deferred compensation plans,

3)	employee benefit plans3

4)	Group Retirement Plans4

5)	403(b)(7) custodial plan accounts

6)	Individual Retirement Accounts (“IRAs”), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to “redemptions” mean “repurchases” of shares.

3 An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

4 The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under “Class A Contingent Deferred Sales Charge.”5 This waiver provision applies to:

•	Purchases of Class A shares aggregating $1 million or more.

•

Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

•	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

	1)	through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

	2)	by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

•	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)

The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

2)

The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)

The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.

  Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

  Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

  Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

  “Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

  Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

  A unit investment trust that has entered into an appropriate agreement with the Distributor.

  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those

  A purchases. TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

  A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

  Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

  Purchases by former shareholders of Atlas Strategic Income Fund of the Class A shares of any Oppenheimer fund that is available for exchange to shareholders of Oppenheimer Strategic Income Fund.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

• Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

• Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

• Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

• Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

• Shares purchased in amounts of less than $5.

2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

• Retirement Plans that have $5 million or more in plan assets.

• Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

•	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

•	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

	1)	Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

	2)	To return excess contributions.

	3)	To return contributions made due to a mistake of fact.

	4)	Hardship withdrawals, as defined in the plan.6

5)

Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

	6)	To meet the minimum distribution requirements of the Internal Revenue Code.

	7)	To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

	8)	For loans to participants or beneficiaries.

	9)	Separation from service.7

10)

Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

	11)	Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

•	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

•	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

•

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

•

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in “Shareholder Account Rules and Policies,” in the applicable Prospectus.

  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was

6 This provision does not apply to IRAs.

7 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

•	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

•	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

•

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

•

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

•	Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:

1)

Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.

	2)	To return excess contributions made to a participant’s account.

	3)	To return contributions made due to a mistake of fact.

	4)	To make hardship withdrawals, as defined in the plan.9

	5)	To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

	6)	To meet the minimum distribution requirements of the Internal Revenue Code.

	7)	To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

	8)	For loans to participants or beneficiaries.10

	9)	On account of the participant’s separation from service.11

10)

Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

	11)	Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

9 This provision does not apply to IRAs.

10 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

12)

For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

13)

Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

14)	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.

  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

  Shares issued in plans of reorganization to which the Fund is a party.

  Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Quest Balanced Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund

These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund	Quest for Value New York Tax-Exempt Fund
Quest for Value Investment Quality Income Fund	Quest for Value National Tax-Exempt Fund
Quest for Value Global Income Fund	Quest for Value California Tax-Exempt Fund

All of the funds listed above are referred to in this Appendix as the “Former Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

  acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

     ☐ Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible	Initial Sales Charge as	Initial Sales Charge as a %	Concession as %
Employees or Members	a % of Offering Price	of Net Amount Invested	of Offering Price

9 or Fewer	2.50%	2.56%	2.00%

At least 10 but not more
than 49	2.00%	2.04%	1.60%

For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

     ☐  Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

  Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

  Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

     ☐  Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

     ☐ Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

  withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

     ☐ Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

  redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

  withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section): Oppenheimer U. S. Government Trust, Oppenheimer Core Bond Fund, Oppenheimer Value Fund and are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account	Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account	CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account	CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account	CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

     ☐ Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)

persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)

persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

     Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

     ☐ Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)

any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)	any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)	Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)	employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. (“CMFS”), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)

one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)

an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)	by the estate of a deceased shareholder;

2)	upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)

for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)

in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)	in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)	in connection with the Fund’s right to involuntarily redeem or liquidate the Fund;

8)

in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)	as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50% .

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

  the Manager and its affiliates,

  present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees, registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment adviser or distributor for that purpose,

  dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

  employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications, dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

Oppenheimer Main Street Fund ®
Internet Website:
www.oppenheimerfunds.com
Investment Advisor
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008
Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008
Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)
Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202
Counsel to the Funds
Myer, Swanson, Adams & Wolf, P.C.
1350 Lawrence Street, Suite 100
Denver, Colorado 80204
Counsel to Independent Directors
Bell, Boyd & Lloyd LLC
70 West Madison Street, Suite 3100
Chicago, Illinois 60602
1234
PX700.001.1207